Exhibit 10.26


                          STANDARD FORM OF OFFICE LEASE

1. SUMMARY OF BASIC LEASE PROVISIONS, DEFINITIONS, AND TABLE OF CONTENTS BASIC DEFINITIONS

    1.1 The following are the basic definitions and provisions of this Lease and are subject to all the terms and provisions of this Lease or any amendments or exhibits hereto:

(a) DATE OF LEASE:         December 26, 2000

    LANDLORD:              OTR, an Ohio general partnership,
    LANDLORD'S             c/o PW/MS Management Co., Inc.
    ADDRESS:               Gale & Wentworth, LLC
                           Park Avenue at Morris County
                           200 Campus Drive, Suite 200
                           Florham Park, New Jersey  07932-1007

(c) TENANT:                EVEREST REINSURANCE COMPANY, a Delaware corporation,
    TENANT'S               Westgate I
    ADDRESS:               477 Martinsville Road
                           Post Office Box 830
                           Liberty Corner, New Jersey  07938-0830
                           Attention: General Counsel

(d) BUILDING:              Westgate I
                           477 Martinsville Road
                           Liberty Corner, New Jersey  07938

(e)                        DEMISED  PREMISES:  115,259  square  feet,  of  which
                           (i) 3,219 square feet is hereinafter referred to as "CAFETERIA SPACE" and (ii) 112,040 square feet is hereinafter referred to as "OFFICE Space", in the Building, as shown on EXHIBIT A attached and made a part hereof. The balconies attached to the Office Space shall be deemed a part of the Office Space.

(f) RENTABLE SIZE          deemed as 230,518 sq. ft.
    OF BUILDING:

(g) RENTABLE SIZE OF       deemed as 115,259 sq. ft.
    DEMISED PREMISES:

(h) TENANT'S OCCUPANCY     deemed as 50%
    PERCENTAGE:

(i) BASE TAXES:            The amount of actual Taxes incurred with  respect  to
                           the Real Estate for the calendar year ending December
                           31, 2000.

(j) FIRST OPERATING YEAR   Year ending December 31, 2000
    AND FIRST TAX YEAR:

(k) TERM OF LEASE:         10 years

(l) INTENTIONALLY DELETED PRIOR TO EXECUTION

(m) MINIMUM RENT:          Lease Months           Annual               Monthly
                             1  -  12          $3,177,357.50         $264,779.78
                             13 -  24          $3,345,417.50         $278,784.80
                             25 -  36          $3,457,457.50         $288,121.46
                             37 -  60          $3,513,477.50         $292,789.79
                             61 -  72          $3,641,612.50         $303,467.71
                             73 -  84          $3,753,652.50         $312,804.38
                             85 -  96          $3,825,767.50         $318,813.96
                             97 - 108          $3,881,787.50         $323,482.29
                            109 - 120          $3,937,807.50         $328,150.63

(n) PREPAYMENT OF RENT:     0.00

(o) SECURITY:               $0.00

(p) PERMITTED USE:          First-class  general  administrative  office use and
                            for no other purpose whatsoever, except as otherwise provided in Articles 11 and 52 hereof

(q) ALLOTTED PARKING:       386  spaces  of  which 58 spaces shall be Designated
                            Spaces marked in the parking garage in the east wing of the Building.

(r) BROKERS:                Insignia/ESG, Inc.
                            Park 80 West
                            Plaza I
                            Saddle Brook, New Jersey  07663
                            and -

                            Gale & Wentworth Real Estate Advisors, LLC
                            Park Avenue at Morris County
                            200 Campus Drive
                            Suite 200
                            Florham Park, New Jersey  07932-1007

(s) INTENTIONALLY DELETED PRIOR TO EXECUTION

(t) RENEWAL OPTIONS:        Two 5-year renewal terms

    1.2 ADDITIONAL DEFINITIONS. For the purposes of this Lease, the following terms shall have the meanings set forth below:

        ACCELERATED RENT shall have the meaning given to it in Section 35.1(c).

        ADJUSTED MINIMUM RENT shall mean the Minimum Rent as increased in accordance with this Lease to reflect any increase in Taxes and Operating Costs.

        AFFILIATED PROPERTY shall have the meaning given to it in Section 16.5.

        AGENT shall mean any agent, consultant, contractor or subcontractor hired by or reporting to Tenant or its employee, and any employee of any such entity.

        APPRAISER shall have the meaning given to it in Section 51.3(c).

        APPROVED  CONTRACTOR  PAYMENT  shall  have  the  meaning  given to it in
        Section 53.1.

        ARTICLE shall  refer to the major  subdivisions  of this Lease listed in
        Section 1.3.

        ASSIGNEE  or  ASSIGNEE  shall  have the  meaning  given to it in Section
        16.9.

        ASSIGNMENT or ASSIGNMENT shall have the meaning given to it in Section 16.9.

        ASSIGNOR  OR  ASSIGNOR  shall  have the  meaning  given to it in Section
        16.9.

        BANKRUPTCY CODE shall have the meaning given to it in Section 39.1.

        BILLING DATE shall have the meaning given to it in Section 6.2(a).

        BUILDING LESSOR shall have the meaning given it in Section 8.3.

        CLEANING SERVICE RIDER shall mean EXHIBIT C and all amendments thereto.

        COMMENCEMENT DATE shall have the meaning given to it in Section 3.1.

        COMMENCEMENT DATE NOTICE shall have the meaning given to it in Section 3.4.

        CONTROLLING INTEREST shall have the meaning given to it in Section 16.9(d).

        CURE PERIOD shall have the meaning given to it in Section 34.2.

        DEFAULT shall have the meaning given to it in Section 34.1.

        ENVIRONMENTAL shall mean anything affecting the physical health, safety or condition of human beings, wildlife, or natural resources.

        ENVIRONMENTAL AUTHORITY shall have the meaning given to it in Section 15.2.

        ESTIMATED MINIMUM RENT shall have the meaning given to it in Section 51.3(d).

        EVENT OF DEFAULT shall have the meaning given to it in Section 34.2.

        EXPIRATION DATE shall have the meaning given to it in Section 3.4.

        GOVERNMENTAL AUTHORITY shall mean any governmental or quasi-governmental legislative, executive, judicial, regulative or independent body, department, office, agency, bureau or similar entity or any agent, officer or representative thereof.

        HVAC shall mean heating, ventilation or air conditioning.

        IMPROVEMENTS shall mean the Building and other improvements on the Land.

        INITIAL TERM shall have the meaning given to it in Section 3.4.

        INTEREST shall have the meaning given to it in Section 34.3.

        LAND shall mean the land described in EXHIBIT B.

        LAND LESSOR shall have the meaning given it in Section 29.3.

        LANDLORD shall have the meaning given to it in Section 29.2.

        LANDLORD'S DETERMINATION shall have the meaning given to it in Section 6.2(e).

        LANDLORD'S  DETERMINATION  NOTICE shall have the  meaning given to it in
        Section 51.3(a).

        LANDLORD'S  RECAPTURE  NOTICE  shall  have  the  meaning  given to it in
        Section 16.4.

        LANDLORD'S  RECAPTURE  RIGHT  shall  have  the  meaning  given to  it in
        Section 16.4.

        LAW shall mean any statute, ordinance, order, code, rule or regulation of a Governmental Authority now or hereafter in effect as applicable under the circumstances.

        LEGAL HOLIDAY shall have the meaning given to it in EXHIBIT D.

        LICENSE shall have the meaning given to it in Section 10.2.

        MANAGING AGENT shall mean the managing agent named on the signature page of this Lease, or such other person or entity as Landlord may designate by written notice from Landlord to Tenant, subject to
        Article 45.

        MARKET RENT shall have the meaning given to it in Section 51.4(b).

        MINOR  RENOVATIONWORK  shall  have  the  meaning  given to it in Section
        53.2.

        OPERATING COSTS shall have the meaning given to it in Section 6.2(b).

        OPERATING  STATEMENT  shall  have  the  meaning  given to it in  Section
        6.2(a).

        OPERATING YEAR shall mean any calendar year or portion thereof during the Term of Lease after the First Operating Year.

        PARKING AREA shall have the meaning given to it in Section 10.2.

        PARTNER shall have the meaning given it in Section 42.1.

        PARTNERSHIP TENANT shall have the meaning given to it in Section 42.1.

        REAL ESTATE shall mean, collectively, the Land and the Building and other improvements thereon.

        RENEWAL OPTION shall have the meaning given to it in Section 51.1

        RENEWAL TERM shall have the meaning given to it in Section 51.1.

        RENOVATION WORK shall have the meaning given to it in Section 53.1

        RENT  COMMENCEMENT  DATE shall have the meaning  given to it in  Section
        3.5.

        RULES AND REGULATIONS shall mean the rules and regulations set forth in EXHIBIT E, as same may be amended from time to time as provided herein.

        SECTION shall refer to subdivisions of each Article.

        SERVICE CHARGE shall have the meaning given to it in Section 34.3.

        STATE shall mean the state of the United States in which the Land is located.

        SUBLEASE shall have the meanings given to it in Sections 16.2 and 16.3.

        SUBLEASING shall have the meaning given to it in Section 16.3.

        SUBLESSEE shall have the meaning given to it in Section 16.2.

        SUBSTANTIAL  COMPLETION  shall have the meaning  given to it in  Section
        3.2.

        TAX STATEMENT shall have the meaning given to it in Section 6.1(c).

        TAX YEAR shall mean any calendar year or portion thereof during the Term of Lease after the First Tax Year.

        TAXES shall have the meaning given to it in Section 6.1(b).

        TENANT'S  NOTICE OF  DISAGREEMENT  shall have the meaning given to it in
        Section 51.3(a).

        TENANT'S RENEWAL NOTICE shall have the meaning given to it in Section 51.2(a).

        TENANT'S SHARE OF OPERATING COSTS  shall have the meaning given to it in
        Section 6.2(a).

        TENANT'S SHARE OF TAXES shall have the meaning given to it in Section 6.1(a).

        TENANT'S TRANSFER NOTICE shall have the meaning given to it in Section 16.3.

        TENANT'S WORK shall have the meaning given to it in Section 13.1(b).

        VISITOR shall mean any visitor, guest, licensee or invitee of Tenant or any Sublessee, including any Agent, while on the Real Estate.

    1.3  Table of Contents

    1.   SUMMARY OF BASIC LEASE PROVISIONS,
         ----------------------------------
         DEFINITIONS, AND TABLE OF CONTENTS...................................1
         ----------------------------------
    2.   LEASE OF DEMISED PREMISES............................................8
         -------------------------
    3.   COMMENCEMENT OF TERM; EXPIRATION DATE................................8
         -------------------------------------
    4.   INTENTIONALLY DELETED PRIOR TO EXECUTION.............................8
         ----------------------------------------
    5.   RENT.................................................................8
         ----
    6.   TAXES; OPERATING COSTS; REIMBURSEMENTS...............................9
         --------------------------------------
    7    TENANT'S PERSONAL TAXES..............................................12
         -----------------------
    8.   SECURITY.............................................................12
         --------
    9.   USE AND OCCUPANCY....................................................12
         -----------------
    10.  ACCESS; COMMON AREAS; PARKING........................................13
         -----------------------------
    11.  RESTRICTIVE COVENANT - FOOD SERVICE..................................14
         -----------------------------------
    12.  TENANT'S CARE AND REPAIR OF DEMISED PREMISES.........................14
         --------------------------------------------
    13.  TENANT'S WORK AND INSTALLATIONS......................................15
         -------------------------------
    14.  COMPLIANCE WITH LAWS.................................................17
         --------------------
    15.  ENVIRONMENTAL COMPLIANCE.............................................17
         ------------------------
    16.  ASSIGNMENT; SUBLEASING...............................................18
         ----------------------
    17.  NOTIFICATION BY TENANT...............................................23
         ----------------------
    18.  RULES AND REGULATIONS................................................23
         ---------------------
    19.  PEACEABLE ENJOYMENT..................................................23
         -------------------
    20.  SURRENDER............................................................23
         ---------
    21.  HOLDING OVER.........................................................24
         ------------
    22.  INDEMNITY............................................................24
         ---------
    23.  LANDLORD'S WORK......................................................25
         ---------------
    24.  SERVICES TO BE PROVIDED BY LANDLORD..................................25
         -----------------------------------
    25.  ELECTRICITY..........................................................26
         -----------
    26.  HEATING, VENTILATION AND AIR CONDITIONING............................26
         -----------------------------------------
    27.  CLEANING SERVICES....................................................27
         -----------------
    28.  LANDLORD'S ACCESS TO DEMISED PREMISES
         -------------------------------------
         AND ALTERATIONS......................................................27
         ---------------
    29.  LIMITATION OF LIABILITY..............................................28
         -----------------------
    30.  PROPERTY LOSS; DAMAGE; INSURANCE.....................................29
         --------------------------------
    31.  DAMAGES BY FIRE OR OTHER CASUALTY....................................30
         ---------------------------------
    32.  WAIVER OF SUBROGATION................................................31
         ---------------------
    33.  EMINENT DOMAIN.......................................................32
         --------------
    34.  DEFAULTS; EVENTS OF DEFAULT..........................................32
         ---------------------------
    35.  REMEDIES FOR EVENTS OF DEFAULT.......................................34
         ------------------------------
    36.  LANDLORD'S PERFORMANCE; EXPENDITURES.................................35
         ------------------------------------
    37.  ACCORD AND SATISFACTION..............................................36
         -----------------------
    38.  EFFECT OF WAIVERS....................................................36
         -----------------
    39.  BANKRUPTCY; INSOLVENCY...............................................36
         ----------------------
    40.  STATUTORY WAIVER; WAIVER OF TRIAL BY JURY............................37
         -----------------------------------------
    41.  SUBORDINATION OF LEASE; ESTOPPEL CERTIFICATES........................37
         ---------------------------------------------
    42.  PARTNERSHIP TENANT...................................................39
         ------------------
    43.  INTENTIONALLY DELETED PRIOR TO EXECUTION.............................39
         ----------------------------------------
    44.  CORPORATE AUTHORITY..................................................39
         -------------------
    45.  MANAGING AGENT.......................................................40
         --------------
    46.  BROKER...............................................................40
         ------
    47.  NOTICES..............................................................40
         -------
    48.  INTERPRETATION.......................................................41
         --------------
    49.  NO OFFER, AGREEMENT OR REPRESENTATIONS...............................42
         --------------------------------------
    50.  APPLICABILITY TO HEIRS AND ASSIGNS...................................43
         ----------------------------------
    51.  RENEWAL OPTION.......................................................43
         --------------
    52.  CAFETERIA SPACE......................................................45
         ---------------
    53.  CONSTRUCTION CREDIT..................................................46
         -------------------
    54.  INTENTIONALLY OMITTED................................................47
         ---------------------
    55.  ALTERNATIVE ELECTRICITY SERVICE PROVIDER.............................47
         ----------------------------------------
    56.  REASONABLE CONSENT OF LANDLORD.......................................48
         ------------------------------
    57.  MEMORANDUM OF LEASE..................................................49
         -------------------

    58.  EXCULPATION..........................................................49
         -----------

SIGNATURE PAGE

EXHIBITS
--------

    A.   RENTAL PLAN

    B.   LEGAL DESCRIPTION OF LAND

    C.   CLEANING SERVICE RIDER

    D.   LEGAL HOLIDAYS

    E.   RULES AND REGULATIONS

2.  LEASE OF DEMISED PREMISES

    2.1 Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, upon the terms and conditions herein set forth, the Demised Premises in the Building which is situated on the Land.

3.  COMMENCEMENT OF TERM; EXPIRATION DATE

    3.1 The commencement of the Term of Lease ("COMMENCEMENT DATE") shall be the Date of Lease.

    3.2  Intentionally Deleted Prior To Execution

    3.3  Intentionally Deleted Prior To Execution

    3.4 On or about the Commencement Date, Landlord or Managing Agent shall deliver to Tenant a notice ("COMMENCEMENT DATE NOTICE") fixing the Commencement Date and the expiration date ("EXPIRATION DATE"), which shall be the last day of the month which reflects the Term of Lease ("INITIAL TERM"), as well as the payee and address for all rental payments. Tenant shall acknowledge receipt of the Commencement Date Notice by signing a copy of same and returning it to Landlord within five (5) business days of the receipt thereof. Should Tenant have a reasonable basis for disagreeing with the contents of the Commencement Date Notice, then, Tenant shall correct the inaccurate Commencement Date Notice, sign same and return the corrected Commencement Date Notice to Landlord within five (5) business days after Tenant's receipt from Landlord of the inaccurate Commencement Date Notice. Tenant's failure to (a) sign the Commencement Date Notice (and correct same, if necessary) and (b) return same to Landlord as provided in this Section shall be deemed to be Tenant's acceptance of the Commencement Date and Expiration Date as originally stated in the Commencement Date Notice initially prepared by Landlord.

    3.5 The date upon which Tenant is obligated to commence payment of Minimum Rent hereunder ("RENT COMMENCEMENT DATE") shall be the Commencement Date. Notwithstanding the foregoing, Tenant shall pay Landlord upon the execution of this Lease the Prepayment of Rent, which shall be applied to Minimum Rent due beginning the first full month that Tenant is obligated to pay Minimum Rent. If the Commencement Date occurs on a day other than the first (1st) day of a calendar month, then, the Minimum Rent for such partial calendar month shall be prorated at a per diem rate of one-thirtieth (1/30) of the first full monthly installment of Minimum Rent.

    3.6 As a condition of Landlord's agreement hereunder, Tenant agrees to take possession of and accept the Demised Premises in their "as is" physical condition and state of repair as of the Commencement Date. In this regard, Landlord shall have no obligation to do any work or perform any services with respect to the Demised Premises.

4.  INTENTIONALLY DELETED PRIOR TO EXECUTION

5.  RENT

    5.1 Tenant covenants to pay to Landlord the Minimum Rent, payable in equal monthly installments in advance, so that such payments are received by Landlord no later than the first day of each month during the term of this Lease, subject to Section 3.5 hereof.

    5.2 Tenant covenants to pay Adjusted Minimum Rent in a timely manner as provided in Article 6 hereof.

    5.3 The Minimum Rent or Adjusted Minimum Rent payable hereunder by Tenant shall be paid (except as may otherwise be expressly provided to the contrary elsewhere in this Lease) without notice or demand and without set-off, counterclaim, abatement, reduction or defense, in currency, good check or immediately-available funds which at the time of payment is legal tender for public and private debts in The United States of America, at the address of Landlord set forth above or at such other place as Landlord or its Managing Agent may from time to time designate.

6.  TAXES; OPERATING COSTS; REIMBURSEMENTS

    6.1 (a) If the Taxes for any Tax Year during the term of this Lease shall be greater than the Base Taxes, then Tenant shall pay to Landlord, as additional rent, an amount equal to Tenant's Occupancy Percentage times such excess ("TENANT'S SHARE OF TAXES").

         (b) "TAXES" shall mean all real estate taxes, charges and assessments imposed upon the Demised Premises or the Real Estate or any part thereof by any Governmental Authority. Landlord shall have the exclusive right, but not the obligation, to contest or appeal any Taxes or assessments levied on the Real Estate or any portion thereof and any expense reasonably incurred by Landlord in connection with such contest or appeal, including, but not limited to, fees payable to attorneys, appraisers and consultants, shall be deemed "Taxes". Taxes shall not include: (i) corporate franchise tax; (ii) income tax;
(iii) transfer  tax; (iv) estate tax; (v) inheritance  tax; (vi) succession tax;
(vii) gift tax; (viii) excise tax; (ix) unincorporated business tax; (x) capital stock tax; (xi) late charges, interest and penalties; (xii) mortgage tax;
(xiii) deed stamp charges and (xiv) recording taxes. If, however, any of the foregoing items referenced in subsection (i)-(xiv) hereof are imposed in lieu of the real estate taxes, charges and assessments referenced in the first (1st) sentence of this Section, then, notwithstanding anything contained to the contrary in the immediately preceding sentence, Taxes shall include the particular item or items in subsection (i)-(xiv) hereof that are imposed in lieu of the real estate taxes, charges and assessments referenced in the first
(1st) sentence of this Section. All refunds or abatements received by Landlord from the taxing authorities for Taxes actually paid by Landlord that relate to the period after the First Tax Year shall be deducted from Taxes for the Tax Year in which said refund or abatement is collected by Landlord. If the refund or abatement exceeds the Taxes for the Tax Year in which said refund or abatement is collected by Landlord, Tenant shall receive no credit or payment for the excess.

         (c) Upon the issuance by any authority having jurisdiction over the Real Estate of a bill or bills for any Tax Year or portion thereof subsequent to the First Tax Year, Landlord shall submit to Tenant a statement ("TAX STATEMENT") which shall indicate Tenant's Share of Taxes, which Tax Statement shall be accompanied by a copy of the latest tax bill or bills for the Taxes for said Tax Year. Within thirty (30) days after the issuance of the Tax Statement, Tenant shall pay as additional rent Tenant's Share of Taxes as set forth therein.

         (d) Notwithstanding anything to the contrary contained herein, should the Demised Premises or any other portion of the Building be separately assessed for tax purposes, then Landlord shall have the option of declaring Tenant's Share of Taxes to be (1) the actual Taxes allocated to the Demised Premises, or (2) that amount which is the result of multiplying (i) the Taxes for that portion or portions of the Building containing the Demised Premises times (ii) a ratio, which shall be the square footage of the Demised Premises divided by the total square footage of the portion of the Building to which the Taxes in question apply.

         (e) Provided Tenant has not breached any term of the Lease, Landlord shall pay the appropriate Governmental Authority Taxes for the Real Estate as such Taxes relate to the Term.

    6.2 (a) Tenant hereby covenants that for each Operating Year during the term of this Lease for which the Operating Costs shall exceed the Operating Costs for the First Operating Year, Tenant, subject to the terms of this Lease, shall pay to Landlord, as additional rent, an amount equal to Tenant's Occupancy Percentage times such excess ("TENANT'S SHARE OF OPERATING Costs") within thirty
(30) days after presentation of Landlord's statement (the "OPERATING STATEMENT") therefor. The Operating Statement shall indicate (1) the initial additional amount, if any, required to be paid by Tenant as additional rent as provided in this Section; (2) Tenant's new Adjusted Minimum Rent; and (3) the manner in which such adjustment is computed. Landlord shall present its Operating Statement within 90 days ("BILLING DATE") after the commencement of each such Operating Year. Tenant shall thereafter, for the balance of that Operating Year and for that portion of the next Operating Year until the next Billing Date, include monthly payments of one-twelfth (1/12th) of such increase as an addition to Adjusted Minimum Rent, such amounts to be paid as estimates of Tenant's Operating Costs for such subsequent Operating Year, and which amounts shall be credited for the account of Tenant against the annual payment due on the next Billing Date.

         (b) "OPERATING COSTS" shall include each and every expense incurred in connection with the ownership, administration, management, operation, repair, renewal, and maintenance of the Real Estate, including but not limited to, wages, salaries and fees paid to persons either employed by Landlord or engaged as contractors in the operation of the Real Estate, and such other typical items of expense as are indicated below. All such costs and the values allocated to services rendered and supplies delivered shall be reflected on the Operating Statement and shall be exhibited to the Tenant upon request pursuant to Section 6.2(d).

         (c) Some of the typical items of expense which comprise or may comprise the Operating Costs which are to be included in the Operating Statement are or may be, without limiting the generality of the term Operating Costs: (1) general repairs and maintenance to the exterior and common areas of the Improvements; (2) utility costs, including but not limited to, costs of energy to power Landlord's standard HVAC units serving the Building (both Tenant and common areas), and costs of electricity to light the common areas; (3) cleaning costs, including but not limited to, window cleaning, general interior office cleaning, and cleaning of common areas; (4) service and/or maintenance contracts, including but not limited to, HVAC, rubbish removal, carting, janitorial, security watchmen, exterminating and snow removal to the extent such services and/or maintenance are contracted for by Landlord or Managing Agent;
(5) costs of landscaping and maintenance of the Building grounds; (6) costs of insurance and any deductible thereunder; (7) salaries, benefits and work uniforms of superintendents, engineers, mechanics, and custodians; (8) towel service for common lavatories; (9) cost of regularly replacing fluorescent tubes and ballasts in tenant spaces, unless due to the carelessness of such individual tenant; (10) costs, if any, of landscaping or snowplowing public roadways in or adjacent to the development of which the Real Estate is a part; and (11) such other costs and expenses reasonably incurred in the operation, maintenance and repair of first-class real property of the nature and in the area of the Real Estate. Notwithstanding anything contained to the contrary in this Lease, the following shall not be included in Operating Costs:

                1. utility costs for overtime lighting and overtime HVAC to the extent said costs are actually paid by the tenants to whom said overtime services are provided;

                2. expenditures of a capital nature for the replacement of structural components to the Building, except to the extent that such expenditures for the replacement of structural components to the Building (i) are necessitated by a legal requirement or (ii) cause a reduction in any item of Operating Costs;

                3.   depreciation and amortization of debt;

                4.   reserves for bad debts;

                5. expenses incurred in procuring tenants (including, without limitation, brokerage commissions, advertising expenses and expenses of renovating or otherwise preparing space for tenants' initial occupancy);

                6. interest on any mortgage and other mortgage financing charges including points or prepayment charges;

                7. rent or any other sums payable under any ground or underlying lease or leases;

                8. compensation paid for clerks or attendants in concessions or newsstands operated by Landlord;

                9. the cost of any special or extraordinary service for which any tenant, including Tenant, has paid in full and was charged directly;

                10. any cost or expense representing an amount paid to a person or entity related to Landlord to the extent such cost or expense is in excess of the amount which would have been paid for comparable first-class goods or services in the absence of such relationship;

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
                11. any expenditures for which Landlord is reimbursed (other than pursuant to a general operating cost pass through);

                12. any expense paid or incurred by Landlord for repairs to the extent Landlord actually receives insurance proceeds or condemnation awards therefor;

                13. increases in insurance premiums to the extent such increase is solely attributable to increased risks from prohibited activities of any other tenant in the Building;

                14. expenses resulting from the tortious conduct or gross negligence of Landlord;

                15. the cost of redecorating or special cleaning or other special services or higher level of service incurred for individual tenants not provided on a regular basis to other office tenants of the Building;

                16. costs incurred in connection with the clean-up of, or other action taken with regard to, any hazardous or toxic wastes or substances deposited in the Building by Landlord in violation of laws in effect at the time Landlord so deposited said wastes or substances;

                17.  costs of any fines or penalties assessed against Landlord;

                18.  Taxes;

                19. fees for professional services of lawyers and accountants incurred in connection with the transfer of Landlord's interest in the Real Estate;

                20. legal fees and court costs incurred litigating against tenants in non-payment of rent disputes; and

                21. cost of services and utilities actually paid for by Tenant under the last sentence of Section 52.2 hereof

         (d) The expenditures referred to in this Article shall be determined in accordance with generally acceptable accounting practices. So long as there is no Default under any provisions of this Lease, Tenant or its representative shall have the right, at its own expense, upon reasonable notice and during reasonable hours, to inspect the books of Landlord for the purpose of verifying the information contained in any Operating Statement, provided (1) prior written request for such inspection shall be made by Tenant; (2) such request is made within ninety (90) days of receipt of the Operating Statement to be verified;
(3) Tenant shall have paid the Operating Statement in full; and (4) such inspection is conducted by only an independent nationally recognized accounting firm that is not being compensated by Tenant on a contingency fee basis. Any Operating Statement not verified within said ninety (90) day period shall be deemed to be correct. So long as the Managing Agent is PW/MS Management Co., Inc., Tenant's inspection of Landlord's books for the purpose of verifying the information contained in any Operating Statement shall take place in New Jersey.

         (e) Notwithstanding anything to the contrary contained in this Article, if the average occupancy of the Building is less than one hundred percent (100%) during the First Operating Year or any subsequent Operating Year, then Landlord shall make a reasonable determination ("LANDLORD'S DETERMINATION") of what the Operating Costs for such year would have been if during the entire year the average tenant occupancy of the Building were one hundred percent (100%). Landlord's Determination shall be binding and conclusive upon Tenant and shall for all purposes of this Lease be deemed to be the Operating Costs for such Operating Year.

    6.3 If, due to an error in the preparation of any Tax Statement or Operating Statement, there shall be an additional amount payable or a refund due with respect to Taxes and/or Operating Costs for the period covered by such statement(s), such amount shall be calculated by Landlord or Managing Agent and sent to Tenant in a revised Tax or Operating Statement, and any amount payable by the Tenant to the Landlord shall be paid within thirty (30) days, as additional rent or the amount due to the Tenant shall either be credited against the monthly installment of Minimum Rent next due to Landlord or promptly refunded to Tenant hereunder. However, it is agreed by the parties that any credit shall not in any way operate to reduce the Minimum Rent payable by Tenant. If such calculation takes place and/or any payment in connection herewith becomes payable after the expiration or earlier termination of this Lease, this section shall be deemed to have survived such expiration or termination.

    6.4 Any increase in additional rent under this Article shall be prorated for the final Tax Year or Operating Year if such Tax Year or Operating Year covers a period of less than twelve (12) full months. Tenant's obligation to pay additional rent occurring hereunder prior to the Expiration Date shall survive the expiration or sooner termination of this Lease.

    6.5 If any tenant in the Building for any reason shall not be provided all services generally provided by Landlord to other tenants of the Building, then for purposes of determining Operating Costs, Landlord shall reasonably estimate what Operating Costs would have been had such service been provided to all tenants. If any appliances or electrical or mechanical equipment are installed in the Demised Premises or elsewhere on the Real Estate solely for the use of Tenant or the Demised Premises, such appliances or electrical or mechanical equipment shall be maintained in good operating condition by Tenant at its sole cost and expense.

    6.6 Tenant shall reimburse Landlord for all reasonable expenses in connection with the review by Landlord's architect, engineer, planner, construction advisor or attorney of any alteration, assignment, sublease, financing, waiver or similar proposed activity or document of or on behalf of Tenant or any Sublessee of Tenant within thirty (30) days of rendition of an invoice therefor.

7.  TENANT'S PERSONAL TAXES

    7.1 Tenant agrees to pay all taxes, assessments and fees imposed upon Tenant or on the personal property or operations of Tenant in connection with its use and occupancy of the Demised Premises including, but not limited to, personal property, income, withholding and unemployment compensation taxes, and to hold Landlord harmless from collection of any such taxes out of monies due and owing Landlord or property in which Landlord may have an interest. This provision shall survive the expiration or sooner termination of this Lease.

8.  SECURITY

    8.1 Tenant acknowledges for itself and its creditors that Landlord retains a lien for rent as established by N.J.S.A. 2A:42-1 et seq, N.J.S.A. 2A:44-165 et. seq. and any successor or similar Laws.

9.  USE AND OCCUPANCY

    9.1 Tenant covenants that (i) Tenant, (ii)any wholly-owned corporate affiliate of Tenant, (iii) any Sublessee expressly permitted under Article 16 hereof or (iv) any assignee of the Lease expressly permitted under Article 16 hereof shall use and occupy the Demised Premises for the Permitted Use and for no other purpose whatsoever, and in compliance with the other provisions of this Lease. Tenant represents that there shall be no transient business transactions in or about the Demised Premises.

    9.2 Tenant shall not do or permit any act or thing to be done in or to the Demised Premises which is contrary to Law, or which will invalidate, be in conflict with, or increase the rates of any public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the Demised Premises or the Building, or which shall or might subject Landlord to any liability or responsibility to any person or for property or Environmental damage. Tenant shall not keep anything in the Demised Premises which is contrary to Law except as now or hereafter permitted by any Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or

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
other similar authority having jurisdiction over the Real Estate, nor shall Tenant use the Demised Premises or any other portion of the Real Estate in a manner which would otherwise present an unreasonable risk to the Building or the occupants thereof. If the specific use of the Demised Premises by Tenant causes an increase in the insurance premiums for the Building, Tenant shall reimburse Landlord for the amount of such increase.

10. ACCESS; COMMON AREAS; PARKING

    10.1 Subject to the other provisions of this Lease, including Section 10.2, and the Rules and Regulations, Tenant shall have the right of nonexclusive use, in common with others, of (a) automobile parking spaces not designated for use by Tenant or others, (b) driveways, (c) footways, (d) lobbies, corridors and elevators for access to the Demised Premises; and (e) such other facilities as may be constructed from time to time on the Real Estate and designated by Landlord for Tenant's use.

    10.2 The number of parking spaces in the parking area or areas serving the Building ("PARKING AREA") is limited and must be allocated reasonably among all tenants of the Building. Provided no Event of Default has occurred Tenant shall have a nonexclusive license ("LICENSE") to park up to the number of cars indicated under Allotted Parking in Section 1.1 by Tenant and any Sublessee, or the employees or Visitors of either, in the Parking Area and Landlord hereby warrants that Tenant's allocable share of parking spaces shall not be reduced below 3.3 parking spaces per 1,000 square feet of rentable space demised to Tenant under this Lease. Landlord shall not be responsible to Tenant for enforcing the License or for violation of the License by other tenants of the Building or by third parties. Landlord agrees to mark, no later than the Commencement Date, at Landlord's sole cost and expense, the number of parking spaces indicated under Designated Spaces in Section 1.1 for the exclusive use of Tenant. Said Designated Spaces shall not increase the Allotted Parking defined in Section 1.1.

    10.3 Any of the following actions shall be deemed a material Default under this Lease: (a) the repeated use (as reasonably determined by Landlord) of any more than the Allotted Parking by Tenant, any Sublessee or their employees or Visitors after reasonable written or oral warning from Landlord; (b) the repeated parking in spaces designated for the exclusive use of any other tenant in the Building by Tenant, any Sublessee or their employees or Visitors after reasonable written or oral warning from Landlord; (c) the repeated parking other than in marked parking spaces by Tenant, any Sublessee or their employees or Visitors after reasonable written or oral warning from Landlord; or (d) the repeated maintenance, repair or cleaning of any vehicle in the Parking Area by Tenant, any Sublessee or their employees or Visitors after reasonable written or oral warning from Landlord. In any of such events, Landlord may exercise such remedies as are provided at law, in equity and/or under this Lease. Landlord shall not be responsible to Tenant for policing Tenant's Designated Spaces nor for the use thereof by other tenants of the Building or by other third parties.

    10.4 If the number of parking spaces in the Parking Area is reduced by circumstances beyond the reasonable control of Landlord, such as, but not limited to, casualty, earthquake or condemnation, the Allotted Parking and Designated Spaces shall be reduced proportionately.

    10.5 Nothing contained in this Lease shall be deemed to create liability upon Landlord for any damage to motor vehicles in the Parking Area or for any loss of property from within those motor vehicles, or for any injury in the Parking Area to Tenant or any Sublessee or any of their employees or Visitors, except to the extent determined to be caused by the gross negligence or willful misconduct of Landlord, its employees or agents. Tenant shall acquaint its and any Sublessee's employees with any parking rules and regulations promulgated by Landlord or Managing Agent and Tenant assumes responsibility for compliance by said employees with such parking provisions, and shall be liable to Landlord for all unpaid parking charges, if any, incurred by said employees.

    10.6 If Tenant or any Sublessee or the employees or Visitors of either park illegally or in areas designated for use by others, or in driveways, fire lanes or areas not striped for general parking, then, if the driver does not remove the offending vehicle within two (2) hours after Landlord gives said driver oral or written warning, Landlord may charge Tenant, as additional rent, fifty and 00/100 dollars ($50.00) per day for each instance each motor vehicle is so parked. In addition, Tenant authorizes Landlord and Managing Agent to tow away

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
from the Parking Area, at Tenant's sole cost and expense, vehicles used by Tenant, any Sublessee or any employees or Visitors of either, if the driver does not remove the offending vehicle within two (2) hours after Landlord gives said driver oral or written warning, and/or to attach violation stickers or notices to any motor vehicles used by Tenant or any Sublessee or their employees or Visitors parked illegally or in violation of this Article or any parking rules and regulations promulgated by Landlord or Managing Agent. Any amount due from Tenant pursuant to this Article shall be deemed additional rent. Notwithstanding anything contained to the contrary in this Section, if the vehicular offense constitutes an emergency, Landlord may immediately exercise all or any of its remedies in this Section 10.6 without any prior notification whatsoever to the driver of the offending vehicle.

    10.7 Tenant shall not conduct, nor permit any Sublessee or the employees or Visitors of either to conduct, any soliciting or picketing in or on any of the common areas of the Real Estate.

    10.8 Tenant shall use reasonable efforts to prevent its or any Sublessee's employees or Visitors to smoke or carry lighted tobacco products in the interior common areas of the Building, including but not limited to lobbies, elevators, hallways, stairwells, and restrooms. Landlord shall post such areas as nonsmoking areas in accordance with Law.

11. RESTRICTIVE COVENANT - FOOD SERVICE

    11.1 Tenant hereby covenants and agrees that it shall not permit the use of the Demised Premises or any portion thereof, for the service of food to anyone other than Tenant's and Sublessee's employees and Visitors; nor shall Tenant maintain any facilities for the sale or consumption of food to and by anyone other than Tenant's and Sublessee's employees and Visitors, including vending machines, without, in each case, obtaining the prior written consent of the Landlord, which consent may be withheld only in Landlord's reasonable discretion. The location and size of the vending machines in place within the Demised Premises as of the Date of Lease are hereby approved.

    11.2 Tenant shall exercise reasonable efforts to prohibit the sale or consumption of food or drink in the common areas of the Building or in the driveways or Parking Area of the Real Estate by the employees or Visitors of Tenant or any Sublessee; provided, however, that Tenant's and any Sublessee's employees may utilize any picnic tables or similar areas on the Real Estate which may be designated by Landlord or Managing Agent for consumption of lunch.

12. TENANT'S CARE AND REPAIR OF DEMISED PREMISES

    12.1 Tenant shall, throughout the term of this Lease, take good care of the Demised Premises and (normal and reasonable wear and tear excepted) maintain or repair the fixtures and appurtenances therein. Tenant shall give Landlord or Managing Agent reasonably prompt notice of any maintenance or repairs needed to the Demised Premises or the fixtures therein, including but not limited to lighting fixtures. Tenant shall also be responsible for all damage or injury to the Demised Premises or any other part of the Real Estate and the systems and equipment thereof, whether requiring structural or nonstructural repairs: (a) caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, any Sublessee or the employees or Visitors of either; or (b) which arises out of any work, labor, service furnished or equipment installed for Tenant or any Sublessee; or (c) which arises out of the installation, use or operation of the property or equipment of Tenant or any Sublessee. Tenant shall also promptly repair all damage to the Building and the Demised Premises caused by the moving of fixtures, furniture and equipment of Tenant or any Sublessee.

    12.2 Tenant shall promptly make, at Tenant's expense, all repairs in and to the Demised Premises for which Tenant is responsible, using only contractors for the trade or trades in question approved by Landlord or Managing Agent, which approval shall not be unreasonably withheld, delayed or conditioned. Any other repairs in or to the Building or the facilities and systems thereof for which Tenant is responsible shall be performed by Landlord at Tenant's reasonable expense.

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
    12.3 Tenant shall not clean nor require, permit, suffer or allow any window in the Demised Premises to be cleaned from the outside. Such cleaning shall be governed by the Cleaning Service Rider.

13. TENANT'S WORK AND INSTALLATIONS

    13.1 (a) Without Landlord's prior written consent, which Landlord may withhold in its sole discretion, Tenant shall not make or permit any structural changes in or to the Demised Premises or the Building of any nature, nor any changes to any of the electrical, plumbing or HVAC systems in the Building.

         (b) Subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned and to the provisions of this Article, Tenant, or any permitted Sublessee or assignee of this Lease, at its expense, may make alterations, decorations, installations, renovations or improvements in or to the interior of the Demised Premises ("TENANT'S WORK") which are non-structural and which do not adversely affect or place unusual loads upon any utility services, or plumbing and electrical lines, or electrical or HVAC systems, by using mechanics or other contractors previously approved by Landlord and properly licensed to do such work in the community where the Real Estate is located. Notwithstanding anything contained to the contrary in this
Section 13.1(b), Tenant may perform non-structural Tenant's Work without Landlord's prior written consent, provided that (i) Tenant has not breached any term of the Lease, (ii) no single or series of related non-structural Tenant's Work in any single calendar year exceed an estimated cost of $50,000.00 and
(iii) no such non-structural Tenant's Work adversely affects or places unusual loads upon any utility services, or plumbing and electrical lines, or electrical or HVAC systems. With respect to non-structural Tenant's Work for which Landlord's prior written consent is not required, Tenant shall submit to Landlord detailed plans and specifications at least twenty (20) days prior to the commencement of work so that Landlord may ascertain whether the conditions
(i) - (iii) in the immediately preceding sentence have been met. Upon completion of any Tenant's Work, Tenant shall give Landlord a set of "as-built" plans therefor. Notwithstanding anything contained to the contrary in this Section 13.1(b), Tenant shall not be required to obtain the prior written consent from Landlord, and shall not be required to give Landlord "as-built" plans, for minor and insubstantial Tenant's Work that is entirely decorative and only cosmetic in nature. Tenant covenants that Tenant's Work, whether prior, on or subsequent to the Commencement Date, shall be in harmony with any other work in the Real Estate and Tenant shall exercise reasonable efforts to ensure than Tenant's Work shall not result in work stoppages or picketing at the Real Estate; and Tenant, at its own expense, shall immediately take whatever steps are reasonably necessary to avoid any such work stoppage or picketing.

    13.2 Tenant shall not place a load upon any floor of the Demised Premises exceeding the lower of (i) one hundred pounds (100 lbs.) live load per rentable square foot or (ii) the amount prescribed by Law. Landlord reserves the right to reasonably prescribe the weight and position in the Demised Premises of all safes, file cabinets, bookshelves, business machines (other than desk-top machines), mechanical equipment and other heavy personal property. Such installations shall be placed and maintained by Tenant, at Tenant's sole cost and expense, in settings sufficient, in Landlord's reasonable judgment, to absorb and prevent vibration, noise and annoyance to any occupant of the Building or adjacent properties.

    13.3 Tenant shall, before undertaking any Tenant's Work, at its cost and expense, obtain all permits, approvals and certificates required by any Governmental Authority and (upon completion) certificates of final approval thereof, and shall promptly deliver originals or duplicates of all such permits, approvals and certificates to Landlord or Managing Agent. Tenant agrees to carry and will cause Tenant's Agents to carry during any activities under this Article such workman's compensation, general liability, personal and property damage insurance as Landlord may reasonably require, naming Landlord as an additional insured as its interest may appear. Tenant agrees (a) to pay or cause to be paid promptly, when due, the entire cost of any work done by or for Tenant or any Sublessee upon the Demised Premises so that the Demised Premises shall be at all times free of claims or liens for labor or materials; and (b) to defend, indemnify and hold Landlord harmless from and against any and all injury, loss, demands, claims or damages to any person or property occasioned by or in connection with Tenant's Work, to the extent not paid to Landlord by the carrier of any insurance, and except to the extent directly due to the gross negligence or willful misconduct of Landlord. Upon Tenant's written notice to Landlord, Landlord, at Tenant's expense, shall reasonably cooperate with Tenant to assist Tenant in obtaining the necessary legal permits required in connection with Tenant's Work.

    13.4 Notwithstanding the foregoing, if any mechanic's or other lien is filed against the Demised Premises or the Building for work claimed to have been done for or materials or services furnished to Tenant or any Sublessee, whether or not done pursuant to this Article, the same shall be discharged by Tenant within twenty (20) days after Tenant's receipt of notice thereof from Landlord or Managing Agent, at Tenant's expense, by posting a bond or taking such other steps as may be required by Law. If Tenant fails to discharge such lien within such twenty (20) day period, Landlord, any time after Landlord gives Tenant written notice, may discharge such lien on Tenant's behalf at Tenant's sole cost and expense.

    13.5 All fixtures and all paneling, partitions, railings, flooring, electrical conduits and cabling and like improvements installed in the Demised Premises at any time, either by Tenant or any Sublessee or by Landlord on Tenant's behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the Demised Premises, unless Landlord, by notice to Tenant no fewer than twenty (20) days prior to the expiration or sooner termination of this Lease, elects to relinquish Landlord's right thereto and to have same removed by Tenant, in which event the same shall be removed from the Demised Premises by Tenant prior to the expiration of the Lease, at Tenant's sole cost and expense. If Landlord consents in writing to the installation in the Demised Premises of fixtures, paneling, partitions, railings, flooring, electrical conduits, cabling or other improvements, Landlord shall advise Tenant simultaneously with Landlord's written consent, whether Landlord is requiring such installation to be removed prior to the expiration of this Lease by Tenant at its expense and Tenant shall strictly abide by and timely comply with any such advice. Notwithstanding anything contained to the contrary in the immediately preceding sentence, Landlord shall have no obligation whatsoever to so advise Tenant at the time Landlord consents to an installation, unless the following two (2) conditions have been met prior to Landlord's granting of consent:

              (i) Landlord receives from Tenant applicable, detailed plans and specifications; and

              (ii) Landlord receives from Tenant a written request for consent which specifically demands that Landlord advise Tenant whether Landlord requires the particular installation to be removed prior to the expiration of this Lease by Tenant at its expense.

    13.6 Nothing in this Article shall be construed to give Landlord title to or to prevent Tenant's removal of Tenant's or any Sublessee's moveable trade fixtures, office furniture and equipment, but upon removal of any such property from the Demised Premises or upon removal of other improvements as may be required by Landlord pursuant to the terms of this Lease, Tenant shall promptly and at its expense, repair and restore the Demised Premises to the condition existing prior to installation and shall repair any damage to the Demised Premises or the Building due to such removal.

    13.7 All monies due Landlord or Landlord's agent or contractor by Tenant for work performed pursuant to Article 12 or this Article shall be paid within thirty (30) days of Tenant's receipt of an invoice therefor. All such monies which are not timely received by Landlord or Landlord's contractor shall accrue interest from the due date at the rate of Interest, or such higher rate as may normally be charged to Landlord by its contractor.

    13.8 Tenant shall promptly remove or correct any Tenant's Work not performed in accordance with this Article and, in the case of removal, restore the Demised Premises to its preexisting condition.

    13.9 Tenant, at its cost and expense, shall remove from the Demised Premises and the Building all boxes and other packaging resulting from Tenant's or any Sublessee's installations, alterations, renovations and decorations.

    13.10 Upon Landlord's demand, Tenant shall pay Landlord as additional rent a fee reasonably established by Landlord for any supervisory, administrative and/or coordination services that Landlord may (but shall not be obligated to) perform in connection with Tenant's Work. Such fee shall be in keeping with fair

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market costs for the supervisory,  administrative  and/or coordination  services rendered by Landlord but shall in no event exceed two percent (2%) of the total cost of Tenant's Work. Landlord shall advise Tenant in advance if Landlord will be performing such supervisory, administrative and/or coordination services. Landlord's performance of all or any of such supervisory, administrative and/or coordination services (i) shall be without liability to or recourse against Landlord, except to the extent Landlord's actions are grossly negligent, (ii) shall not release Tenant from its obligation to strictly comply with each and every provision of this Lease relating to Tenant's Work and (iii) shall not constitute any warranty by Landlord regarding adequacy of design, workmanship or quality of materials.

14. COMPLIANCE WITH LAWS

    14.1  Tenant, at Tenant's sole cost and expense,  shall promptly comply with
(a) all present and future Laws of all Governmental Authorities and all changes therein applicable to Tenant or to Tenant's use of the Demised Premises for the Permitted Use or, to the extent incumbent upon Tenant, to any other portion of the Real Estate; (b) any direction of any public officer pursuant to Law; and
(c) all Laws which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Demised Premises or, to the extent incumbent upon Tenant, any other portion of the Real Estate, whether or not arising out of Tenant's occupancy, use or manner of use thereof (including Tenant's Permitted
Use). Nothing herein shall require Tenant to make structural repairs or alterations which are structural in nature unless Tenant's use of the Demised Premises or method of operation therein shall be in violation of any such Law or shall result in the Demised Premises or the Building being in violation of such Law.

    14.2 Tenant may, at its expense (and if necessary, in the name of but without expense to Landlord) contest by appropriate proceedings, prosecuted diligently and in good faith, the validity or applicability to the Demised Premises of any such Law, and Landlord, at Tenant's expense, shall cooperate with Tenant in such proceedings; provided that (a) Tenant shall defend, indemnify and hold Landlord harmless against all liability, loss or damage which Landlord shall suffer by reason of such non-compliance or contest, including, but not limited to, reasonable attorney's fees and other expenses reasonably incurred by Landlord; (b) such non-compliance or contest shall not constitute or result in any violation of any superior lease or superior mortgage, or if such superior lease and/or superior mortgage shall permit such non-compliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the sole cost and expense of Tenant; (c) such non-compliance or contest shall not subject Landlord to prosecution for a criminal offense; (d) such action shall not cause the Demised Premises or any part thereof or of the Real Estate to become subject to a lien or to be condemned or vacated; and (e) Tenant shall keep Landlord advised on a periodic basis (to be reasonably established by Landlord) as to the status of such proceedings.

    14.3 As of the Date of Lease, Landlord has not received from a Governmental Authority any written notice of violation: (i) alleging that the Building fails to comply with federal, state or local law in effect on or before the Date of Lease; and (ii) which violation remains uncured as of the Date of Lease. Any work performed by Landlord on and after the Date of Lease in the Building shall comply with all applicable laws in effect as of the date said work is substantially completed.

15. ENVIRONMENTAL COMPLIANCE

    15.1 Tenant shall, at Tenant's own cost and expense, comply with the Industrial Site Recovery Act (N.J.S.A. 13:1K-6 et seq.), the Comprehensive Environmental Response, Compensation & Liability Act (42 U.S.C. 9601 et seq.), the Spill Compensation and Control Act (N.J.S.A. 58:10-23.11 et seq.), any and all amendments thereto and regulations and orders promulgated thereunder, and any other Environmental Law affecting the Demised Premises or the Real Estate, to the extent related to or arising out of the use or occupancy of the Demised Premises by Tenant or any Sublessee.

    15.2 Tenant shall, at Tenant's own cost and expense, make all submissions to, provide all information to, and comply with all requirements of, the Bureau of Industrial Site Evaluation of the New Jersey Department of Environmental Protection, or the U.S. Environmental Protection Agency, or any other

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Governmental Authority having Environmental jurisdiction over the Real Estate or any portion thereof or the occupants thereof (collectively, an "ENVIRONMENTAL AUTHORITY") which arise out of the use and occupancy of the Demised Premises.

    15.3 Should any Environmental Authority determine that a cleanup or similar plan be prepared or that a cleanup be undertaken because of any spills or discharges of hazardous substances or wastes in or about the Real Estate caused by Tenant, any Sublessee or the employees or Visitors of either, then Tenant shall, at Tenant's own expense, promptly and diligently prepare and submit the required plans and financial assurances, and carry out the approved plans to the satisfaction of such Environmental Authority. Tenant acknowledges that its obligations under this Article may arise if there is any closing, termination or transfer of operations of Tenant or any Sublessee which is classified as an industrial establishment, or from a transfer of the Real Estate or any portion thereof which falls under the purview of an Environmental Authority.

    15.4 At no expense to Landlord, Tenant shall promptly provide all information reasonably requested by Landlord or Managing Agent or by any Environmental Authority for preparation of non-applicability affidavits and similar documents for submission to such Environmental Authority, and Tenant shall promptly sign such affidavits when requested by Landlord or Managing Agent. If Landlord transfers its interest in the Real Estate or Building, Landlord shall be responsible for the cost of compliance with environmental laws or regulations only to the extent that such compliance expenses arise as a result of unlawful quantities of hazardous substances on the Real Estate deposited by Landlord deemed toxic under any applicable environmental law or regulation in effect on the date Landlord deposited such hazardous substances on the Real Estate.

    15.5 To the best of Landlord's actual knowledge, but without Landlord having conducted any independent investigations, Landlord represents that the Demised Premises are not contaminated, as of the Date of Lease, with unlawful quantities of hazardous substances deemed toxic under any applicable statute in effect on the Date of Lease. The foregoing representation is made solely and exclusively for the benefit of Tenant. No other person or entity shall have privity or standing with respect to said representation nor shall any other person or entity be deemed a beneficiary of such representation. If Landlord deposits on the Real Estate unlawful quantities of hazardous substances deemed toxic under any applicable statute in effect on the date Landlord deposits such hazardous substances ("ENVIRONMENTAL DEFECT"), then, Landlord shall immediately cause, at its sole cost and expense, and without material interference to Tenant's operations at the Demised Premises, such Environmental Defect to be remediated and brought into compliance with all applicable Environmental Laws and Landlord agrees to indemnify and hold Tenant harmless with respect to any losses, liability, claims (whether governmental or private), penalties, fees, costs, damages and expenses (including, without limitation, all remediation and associated costs and reasonable attorneys fees) arising out of such Environmental Defect.

16. ASSIGNMENT; SUBLEASING

    16.1  Tenant,  for  itself,  its legal  representatives,  creditors,  heirs, distributees, administrators, trustees, successors and assigns, expressly covenants that it shall not assign, mortgage, pledge or otherwise encumber this Lease; nor, except as specifically set forth below, underlet, or suffer or permit the Demised Premises or any part thereof to be used by anyone other than the Tenant named in Section 1.1.

    16.2 For purposes of this Article, any occupancy arrangement (including, without limitation, verbal agreements, management agreements, concessions, licenses and space-sharing agreements or arrangements) affecting all or any part of the Demised Premises, other than a direct lease with Landlord or an assignment of this Lease permitted hereunder, shall be referred to as a "SUBLEASE"; and any user or occupant of all or part of the Demised Premises, other than the Tenant or an assignee permitted under this Article shall be referred to as a "SUBLESSEE."

    16.3 If Tenant shall desire to assign this Lease, or to permit a Sublessee to use or occupy all or any portion of the Demised Premises ("SUBLEASE" or a "SUBLEASING"), Tenant shall first submit in writing to Landlord or Managing Agent a notice ("TENANT'S TRANSFER NOTICE") setting forth in reasonable detail:

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
         (a)  the identity and address of the proposed assignee or Sublessee;

         (b)  the terms and conditions of the assignment or Subleasing;

         (c) the nature and character of the business of the proposed assignee or Sublessee and its proposed use of the Demised Premises;

         (d) banking, financial and other credit information relating to the proposed assignee or Sublessee reasonably sufficient to enable Landlord to determine the proposed assignee's or Sublessee's financial responsibility; and

         (e)  in  the case of a  Subleasing  of only a  portion  of the  Demised
              Premises, plans and specifications for Tenant's layout, partitioning, and electrical installations for the portion of the Demised Premises to be subleased.

    16.4 (a) If the nature and character of the business of the proposed assignee or Sublessee, and the proposed use and occupancy of the Demised Premises, or any portion thereof, by the proposed assignee or Sublessee, is in keeping and compatible with the Permitted Use and the dignity and character of the Building, then, subject to compliance with the requirements of this Article, Landlord agrees not to unreasonably withhold, delay or condition its consent to any such proposed assignment or Subleasing; provided, however, that Tenant shall, in Tenant's Transfer Notice, advise Landlord of Tenant's intention to assign this Lease or to permit a Subleasing of all or any part of the Demised Premises, from, on and after a stated date (which date shall not be less than fifteen (15) days after the sending of Tenant's Transfer Notice), in which event Landlord shall have the right ("LANDLORD'S RECAPTURE Right"), to be exercised by giving written notice ("LANDLORD'S RECAPTURE NOTICE") to Tenant to recapture the space described in Tenant's Transfer Notice. Landlord's Recapture Notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date which shall be the later of (1) thirty (30) days after the date set forth in Tenant's Transfer Notice as the intended commencement of the proposed assignment or Sublease, or (2) the date that Landlord receives a temporary or permanent certificate of occupancy permitting the assignee's or Sublessee's occupancy of the relevant portion of the Demised Premises. If, however, Tenant's Transfer Notice identifies a Subleasing of all or any part of the Demised Premises for less than the entire remaining balance of the Lease term, then, in that case, the recapture by Landlord shall be temporary, lasting only for the duration of the Sublease term.

         (b) If less than all of the Demised Premises are recaptured by Landlord, Landlord shall construct and erect such partitioning and modify Building systems as may be reasonably required to separate the space retained by Tenant from the space recaptured. The reasonable cost of such alterations shall be equally shared between Tenant and Landlord. Tenant's fifty percent (50%) share of said reasonable cost shall constitute additional rent hereunder and shall be payable to Landlord within thirty (30) days following a statement to Tenant from Landlord or Managing Agent for the amount thereof. The Minimum Rent and/or the Adjusted Minimum Rent, Tenant's Occupancy Percentage, and Tenant's Allotted Parking shall be adjusted pursuant to a written amendment to this Lease on the basis of the number of square feet retained by Tenant in proportion to the number of square feet demised under this Lease immediately prior to such recapture; and this Lease, as so amended, shall continue thereafter in full force and effect as to the portion of the Demised Premises retained by Tenant.

    16.5 In addition to the foregoing requirements, (a) no Sublease shall violate any Law or result in the occupancy of the Demised Premises by more than two (2) sole proprietors, firms, partnerships or corporations per floor; (b) no Sublease shall be for a term of less than two years, unless the unexpired term of this Lease shall be less than two years at the commencement of the Sublease;
(c) no assignee or Sublessee shall be an existing tenant of, or any party then negotiating for space in, the Building, or any other land or building in the office park in which the Building is located which is (1) owned by Landlord, any affiliate of Landlord or any partnership in which Landlord or an affiliate of Landlord is a partner, or (2) managed by Landlord or an affiliate of Landlord, excluding Managing Agent, unless Landlord has a controlling ownership interest in Managing Agent (any such property referred to under subsection 16.5(c)(1) or (2) being hereinafter referred to as an "AFFILIATED PROPERTY"); (d) no Sublease shall result in the occupancy of less than 10,000 square feet of space; (e)

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
there shall be no Default under any of the terms and conditions of this Lease at the time of Tenant's Transfer Notice or at the effective date of such assignment or Subleasing; (f) no Subleasing shall be for a rental rate less than that currently being charged for comparable space in the Building or any Affiliated Property; and (g) Tenant shall pay when due all brokerage or similar commissions arising from any assignment or Sublease.

    16.6 Anything to the contrary in this Article notwithstanding, Landlord shall not consent to any assignment or Sublease unless Tenant agrees at the time of the proposed assignment or Sublease and in Tenant's Transfer Notice to pay over to Landlord fifty percent (50%) of (a) all consideration (of whatever nature) that would be payable by the prospective assignee or Sublessee to Tenant, whether in one or more payments or transfers and whether pursuant to such assignment or Sublease or any other agreement related thereto, which exceeds (which excess is hereinafter referred to as "PROFIT") (b) the pro rata share of the Minimum Rent and Additional Rent allocable to the Demised Premises, or the relevant portion thereof, payable by Tenant hereunder.

    16.7 Any Sublease must specifically provide that (a) it shall be subject and subordinate to all of the terms and conditions of this Lease; (b) the use of the Demised Premises thereunder shall be restricted exclusively to the Permitted Use; (c) the term thereof shall not extend beyond the Expiration Date; (d) no Sublessee or its heirs, distributees, executors, administrators, legal representatives, trustees, successors or assigns, without the prior consent of Landlord in each instance, which consent Landlord may withhold in its absolute discretion, shall (1) assign, whether by merger, consolidation or otherwise, mortgage or encumber its interest in any Sublease, in whole or in part, (2) Sublease or permit the Subleasing of, that part of the Demised Premises affected by such Subleasing or any portion thereof, or (3) permit such part of the Demised Premises affected by such Subleasing or any part thereof to be occupied or used, by any person other than such Sublessee; and (e) in the event of cancellation or termination of this Lease for any reason whatsoever or of the surrender of this Lease, whether voluntary, involuntary or by operation of Law, prior to the expiration date of such Sublease, including any extensions and renewals granted thereunder, the Sublessee, at Landlord's option and in its sole discretion, shall either vacate the Demised Premises or shall make full and complete attornment to Landlord for the balance of the term of the Sublease, which attornment shall be evidenced by an agreement in form and substance reasonably satisfactory to Landlord which the Sublessee shall execute and deliver within five (5) business days after request by Landlord. The Sublessee shall waive the provisions of any Law now or hereafter in effect which may give the Sublessee any right of election to terminate the Sublease or to surrender possession of the Demised Premises in the event any proceeding is brought by Landlord to terminate or assume this Lease.

    16.8 No assignee or Sublessee shall receive any credit whatsoever from Landlord for security deposits, rent or any other monies paid to Tenant unless same shall have been actually received and receipted by Landlord.

    16.9 Each of the following events shall be deemed to constitute an "ASSIGNMENT" of this Lease and shall require the prior written consent of Landlord in each instance as provided in this Article (which consent shall not be unreasonably withheld, delayed or conditioned); any person or entity making an assignment shall be referred to herein as an "ASSIGNOR", and any person or entity to whom an assignment is made shall be referred to herein as an "ASSIGNEE":

         (a) Any assignment or other transfer of this Lease by operation of Law;

         (b) Any hypothecation, pledge or collateral assignment of this Lease;

         (c) Any assignment or other transfer of this Lease in connection with bankruptcy or creditor's rights;

         (d) Subject to Section 16.18 hereof, any transfer or acquisition, whether in a single transaction or cumulatively, of (1) the majority of the issued and outstanding stock or voting interests of a corporate tenant, except as may occur through public trades on any recognized security exchange or over-the-counter market;
             (2) a majority of the equitable or voting interests of a Partnership Tenant; or (3) any general partnership interest of a Partnership Tenant (each of the foregoing being referred to as a "CONTROLLING INTEREST"); or

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
         (e) Subject to Section 16.18 hereof, any issuance (other than in a public offering) of an interest or interests in Tenant (whether stock or partnership interests or otherwise) to any person, entity or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions, such that following such issuance, such person, entity or group shall hold a Controlling Interest in Tenant.

    16.10 Tenant, its Sublessees, and their respective legal representatives, heirs, distributees, executors, administrators, trustees, creditors, successors and assigns acknowledge and agree that the restriction that Landlord's consent under certain circumstances to a proposed assignment of this Lease or to a Subleasing shall not be unreasonably withheld, delayed or conditioned shall not be intended or construed as an agreement or covenant on the part of Landlord, but rather as a qualification on Tenant's covenant not to assign this Lease or enter into or permit any Sublease; and it is further agreed that Landlord shall not be liable in damages or subject to liability of any kind or nature whatever by reason of Landlord's failure or refusal to grant its consent to any proposed assignment of this Lease or Subleasing of the Demised Premises, the sole and exclusive recourse being a declaratory judgment on the question of Landlord's reasonableness. Notwithstanding anything contained to the contrary in this
Section 16.10, Landlord agrees that if a final unappealable judgment has been entered against Landlord by a court of competent jurisdiction stating that Landlord unreasonably failed or refused to grant its consent to any proposed assignment of this Lease or subletting of all or any part of the Demised Premises, then, in such case, Landlord shall be liable in damages, but only to the extent said damages are actual, direct, foreseeable, proximate and compensatory.

    16.11 It is a condition to the effectiveness of any assignment or Sublease otherwise complying with this Article that (a) Tenant shall increase on Landlord's demand the amount of Security deposited with Landlord, if any, by a sum to be reasonably determined by Landlord and (b) the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee assumes all obligations of Tenant under this Lease, and agrees that the provisions of this Article shall continue to be binding upon it in respect of all future assignments of this Lease. No assignment or Sublease of this Lease shall release the assignor or any guarantor or obligor hereof from its continuing obligations to Landlord under this Lease or any renewals, extensions or modifications thereof, except as expressly herein provided or agreed to in writing by Landlord and Tenant; and Tenant, its guarantors and obligors and any subsequent assignor shall continue to remain jointly and severally liable (as primary obligor) for all of Tenant's obligations hereunder.

    16.12 Tenant, at its expense, covenants to obtain all permits, approvals and certificates of occupancy required by any Governmental Authority for any work or in connection with any assignment of this Lease or any Sublease and any alterations to the Demised Premises in connection therewith, and Tenant shall deliver copies of the same to Landlord prior to the commencement of work, if work is to be done, and prior to the occupancy of any or all of the Demised Premises by the assignee or Sublessee. Upon Tenant's written notice to Landlord, Landlord, at Tenant's expense, shall reasonably cooperate with Tenant to assist Tenant in obtaining the necessary legal permits required in connection with such work. All such alterations shall be in strict compliance with Article 13 hereof. Tenant shall submit a duplicate original counterpart of the assignment or Sublease to Landlord within five (5) business days of the date of execution.

    16.13 If Landlord withholds its consent to any proposed assignment or Sublease as permitted in this Article, or if Landlord exercises Landlord's Recapture Right under Section 16.4, Tenant shall indemnify, defend and hold harmless Landlord against and from all loss, liability, damage, reasonable cost and reasonable expense (including reasonable attorneys' fees and reasonable disbursements) resulting from any claims that may be made against Landlord by the proposed assignee or Sublessee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or Sublease. Notwithstanding the foregoing, Tenant shall not be liable for the gross negligence or willful misconduct of Landlord, its employees or agents.

    16.14 If Landlord consents to any proposed assignment or Sublease and Tenant fails to consummate the assignment or Sublease to which Landlord consented within sixty (60) days after the giving of such consent, Tenant shall

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
be required again to comply with all of the provisions and conditions of this Article before assigning this Lease or Subleasing all or part of the Demised Premises.

    16.15 The joint and several liability of the named Tenant and any immediate or remote successor in interest of the named Tenant for the due performance and observance of all covenants and conditions to be performed and observed by Tenant hereunder shall not be impaired by any agreement of Landlord or Managing Agent extending the time for such performance or observance or by Landlord or Managing Agent's waiving or failing to enforce any provision of this Lease.

    16.16 The listing of any name other than that of Tenant or any permitted assignee or Sublessee on any door of the Demised Premises or on any directory or in any elevator in the Building or otherwise shall be at Landlord's reasonable discretion, and shall not operate to vest in the person so named any right or interest in this Lease or in the Demised Premises or the Building, or be deemed to constitute, or serve as a substitute for, any prior consent required under this Article, and it is understood that any such listing shall constitute a license extended by Landlord which shall be revocable at Landlord's option by written notice to Tenant. Landlord shall exercise reasonable discretion in determining whether to revoke the license referenced in the immediately preceding sentence.

    16.17 If this Lease is assigned, or if the Demised Premises or any part thereof is subleased, Landlord may, after an uncured Event of Default, collect rent directly from the assignee or Sublessee and apply the net amount collected to the rent herein reserved; but no such assignment, Subleasing or collection shall be deemed a waiver of this covenant or the acceptance of the assignee or Sublessee as a tenant, or a release of Tenant from the further performance by Tenant of any of the covenants on the part of Tenant contained herein; and no such collection of rent by Landlord shall be characterized as a termination, cancellation or modification of this Lease, unless Landlord so notifies Tenant in writing.

    16.18 Any provisions of this Article to the contrary notwithstanding, but subject to the other terms, conditions and provisions contained in said Article, including but not limited to Section 16.3:

         (a) Any corporate Tenant shall have the right, without the consent of Landlord and free of Landlord's Recapture Right, but after Landlord's receipt of Tenant's Transfer Notice, to assign this Lease or sublease all or any part of the Demised Premises to any corporation controlling, controlled by or under common control with Tenant; provided that no such assignee shall further assign this Lease or sublease any or all of the Demised Premises and no such Sublessee shall assign or encumber its Sublease or further sublease all or any part of the Demised Premises; and provided, further, that any event resulting in such assignee or Sublessee ceasing to be a corporation controlling, controlled by or under common control with Tenant shall be deemed to be an assignment or Sublease requiring the prior consent of Landlord pursuant to the provisions of this Article and Tenant shall thereupon comply with all provisions of this Article applicable thereto. For purposes hereof, "CONTROL" means ownership of at least sixty percent (60%) of the issued and outstanding voting stock of such corporation.

         (b) Any corporate Tenant shall also have the right, without the consent of Landlord and free of Landlord's Recapture Right, but after Landlord's receipt of Tenant's Transfer Notice, to assign this Lease to any corporation succeeding to Tenant by merger or consolidation in accordance with applicable statutory provisions for merger or consolidation of corporations or by purchase of all or substantially all of Tenant's assets; provided that subsequent to such merger, consolidation or purchase, the shareholder's equity (capital stock, additional paid-in capital and retained earnings) of the successor corporation or the purchasing corporation, as the case may be, shall be at least equal to the shareholder's equity of Tenant immediately prior to such merger, consolidation or purchase and this fact shall be so certified by the chief financial officer of the assignor and the assignee.

         (c) It is Landlord's intent to permit assignment and Subleasing pursuant to this Section exclusively as an accommodation to the bona fide and legitimate business organizational needs of Tenant, and notwithstanding the provisions hereof, no assignment of this Lease or Subleasing of all or any part of the Demised Premises without Landlord's consent hereunder shall be permitted where the sole or primary purpose of such assignment or Subleasing is to permit occupancy of all or any part of the Demised Premises by a third party in avoidance of Landlord's consent, or in the case of a corporation's purchasing all or substantially all of Tenant's assets, where this Lease constitutes all or a substantial portion of such assets.

         (d) Tenant shall promptly give Landlord prior written notice of any assignment of this Lease or Subleasing as required under this Section accompanied by all documentation required by Landlord to establish compliance with the requirements of subsections (a) and (b) above, and Tenant shall also promptly provide Landlord with a copy of any executed instrument of merger, consolidation or assignment or the executed Sublease, as the case may be.

    16.19 Notwithstanding anything contained in this Article 16 to the contrary, Landlord acknowledges and consents to the use and occupancy by GMAC Mortgage Corporation ("GMAC") of 26,641 square feet of space on the Fourth Floor, East Wing of the Demised Premises pursuant to the terms of the Use and Occupancy Agreement of even date herewith entered into between Tenant and GMAC. Landlord agrees that such use and occupancy by GMAC is not subject to Landlord's right of recapture under this Article and further agrees that such possession by GMAC pursuant to the Occupancy Agreement is a use and occupancy and does not rise to the level of a sublease, provided that GMAC vacates the Building by no later than 180 days after the Date of Lease.

17. NOTIFICATION BY TENANT

    17.1 Tenant shall inform Landlord or its Managing Agent immediately in case of fire or accident within the Demised Premises or elsewhere upon the Real Estate if involving Tenant, any Sublessee, or the employees or Visitors of either, or if Tenant has actual knowledge of such fire or accident.

18. RULES AND REGULATIONS

    18.1 Tenant, for itself and for any Sublessee and their employees and Visitors, covenants to comply with the Rules and Regulations. Landlord and Managing Agent shall have the right to make reasonable additions and amendments to the Rules and Regulations from time to time, and Tenant, on behalf of itself, any Sublessee and their employees and Visitors, agrees to comply with such additions and amendments after deliveries of copies thereof to Tenant or the posting of copies thereof in a prominent place in the Building. No such additions and amendments to the Rules and Regulations shall materially increase Tenant's obligations under this Lease. Landlord shall not apply any of the Rules and Regulations against Tenant on a discriminatory basis, it being understood and acknowledged by Tenant that: (a) its specific use of the Demised Premises may be the predicate for Landlord promulgating and enforcing reasonable Rules and Regulations against Tenant that may be applicable only to Tenant and no other tenant or occupant of the Building; and (b) Landlord's failure to apply or enforce a rule against a tenant whose lease does not give or provide Landlord with a right to enforce or apply the rule against that tenant shall not be deemed to be an application of that rule on a discriminatory basis should Landlord apply that rule to or against Tenant.

19. PEACEABLE ENJOYMENT

    19.1 Subject to the terms and provisions of this Lease and to all mortgages and ground leases of record to which this Lease may be or may become subordinate, Tenant, upon timely payment of all Minimum Rent, Adjusted Minimum Rent, additional rent, and other monies due and payable by Tenant hereunder and upon Tenant's observing, keeping and performing all of the other terms and provisions of this Lease, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Demised Premises during the term hereof. As of the Date of Lease, no ground lease of record encumbers the Real Estate.

20. SURRENDER

    20.1 Upon the last day of the term of this Lease, or the sooner termination thereof, Tenant shall quit and surrender the Demised Premises to Landlord in good order, condition and repair, except for ordinary wear and tear; and the Demised Premises and the remainder of the Real Estate shall be free of any and

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
all hazardous substances, wastes or conditions and shall be in compliance with all applicable Laws of any Environmental Authority, but only with respect to any hazardous substances or wastes for which Tenant is responsible hereunder or pursuant to any Law.

    20.2 Prior to or upon the expiration or sooner termination of this Lease, Tenant, at its own cost and expense shall remove from the Demised Premises all trade fixtures, partitions, equipment, personal property, or other improvements required to be removed from the Demised Premises pursuant to Article 13 without injury to the Demised Premises. All such property that is not removed from the Demised Premises prior to the expiration or sooner termination of this Lease shall be, at the election of Landlord and with absolutely no liability whatsoever to Tenant or any Sublessee, either (a) retained or disposed of by Landlord as its own property without any obligation whatsoever to Tenant or any Sublessee or (b) removed from the Demised Premises and disposed of by any means whatsoever by Landlord, at Tenant's sole cost and expense.

    20.3 Tenant's obligation to observe the covenants contained in this Article shall survive the expiration or sooner termination of this Lease.

    20.4 Notwithstanding anything to the contrary contained herein, if the last day of the term of this Lease or any renewal or extension thereof falls on Sunday, this Lease shall expire at noon the preceding Saturday; if the last day of the term of this Lease or any renewal or extension thereof falls on a Legal Holiday, this Lease shall expire at noon on the preceding business day.

21. HOLDING OVER

    21.1 Tenant shall pay Landlord one hundred fifty percent (150%) of the fair market rental value of the Demised Premises, as reasonably determined by Landlord (but in no event less than one hundred fifty percent (150%) of the Adjusted Minimum Rent then applicable under the Lease) for each month or partial month during which Tenant or any Sublessee retains possession of the Demised Premises, or any part thereof, after the expiration or earlier termination of this Lease.

    21.2 Nothing contained in this Lease, nor the paying by Tenant and acceptance by Landlord or Managing Agent of holdover rent, nor any verbal consent by anyone nor any detrimental reliance by Tenant or any Sublessee, shall be construed as a consent by Landlord to the occupancy or possession by Tenant or such Sublessee of the Demised Premises or any portion thereof beyond the Expiration Date or sooner termination of the term hereof, unless consented to in writing by Landlord in its sole discretion. Landlord, upon the Expiration Date or sooner termination of the term hereof, shall also be entitled to consequential damages and to the benefit of all other available legal remedies for summary possession of the Demised Premises.

22. INDEMNITY

    22.1 Tenant shall be liable for the acts and omissions of Tenant, its Sublessee(s) and any Visitors of Tenant with respect to the Real Estate. In accordance therewith, Tenant shall defend, indemnify and hold harmless Landlord, its directors, officers, partners, employees, shareholders and agents and their predecessors in interest and successors and assigns against and from (a) any and all claims (1) arising from the conduct of Tenant or any Sublessee, or the employees or Visitors of either, or of any business or any work or thing whatsoever done to the Demised Premises, or any condition created in or about the Demised Premises during the term of this Lease and arising from the occupancy of Tenant, except to the extent due to the gross negligence or willful misconduct of Landlord, its employees or agents or (2) arising from any negligent or otherwise wrongful act or omission of Tenant or any Sublessee, or the employees or Visitors of either; (b) any failure by Tenant or any Sublessee to comply with the provisions of this Lease; (c) all reasonable costs, expenses and liabilities incurred by Landlord in connection with each such claim or action or proceeding brought thereon, including but not limited to all reasonable legal fees and expenses; and (d) any damages suffered by Landlord due to the holding over in the Demised Premises by Tenant or any Sublessee beyond the expiration or sooner termination of this Lease.

    22.2 Landlord shall be liable for the acts and omissions of Landlord, its agents and employees with respect to the Real Estate. In accordance therewith, Landlord shall defend, indemnify and hold harmless Tenant, its directors, officers, partners, employees, shareholders and agents and their predecessors in interest and successors and assigns against and from (a) any and all claims (1) arising from the conduct of Landlord, its agents or employees, or (2) arising from any negligent or otherwise wrongful act or omission of Landlord, its agents or employees; (b) any failure by Landlord, its agents or employees to comply with the provisions of this Lease; and (c) all reasonable costs, expenses and liabilities incurred by Tenant in connection with each such claim or action or proceeding brought thereon, including but not limited to all reasonable legal fees and expenses.

    22.3 In case any action or proceeding shall be brought against Landlord or Tenant, as the case may be, in connection with any of the indemnifications contained in this Article, the indemnitor, upon notice from indemnitee, shall resist and defend such action or proceeding with counsel previously and reasonably approved by the indemnitee.

23. LANDLORD'S WORK

    23.1 Tenant agrees to accept the Demised Premises in its "as is" condition as of the Commencement Date. Landlord represents that, as of the Date of Lease, the Demised Premises and the Permitted Use do not violate applicable zoning laws in effect on the Date of Lease.

24. SERVICES TO BE PROVIDED BY LANDLORD

    24.1 Subject to the other provisions hereof, Landlord shall maintain in good working order and repair the exterior and the structural portions of the Building, including the structural portions of the Demised Premises, the common portions of the Building interior and the Building plumbing, electrical, HVAC systems, including those Building systems serving the Demised Premises. Such services shall be included in Operating Costs, as provided in Article 6 hereof. Tenant agrees to give prompt notice to Landlord or Managing Agent of any condition in the Demised Premises in need of repair and Landlord shall comply with its maintenance and repair obligations under this Lease as promptly as reasonably practicable.

    24.2 So long as no uncured Event of Default continues to exist, Landlord shall provide the following services to Tenant, the cost of which services shall be included in Operating Costs:

         (a) Public elevator service on business days from 8 a.m. to 6 p.m. and one elevator subject to call at all other times.

         (b) Subject  to  Article  26,  HVAC  to  the  Demised  Premises and the
Building.

         (c) Potable water for ordinary lavatory purposes; provided, however, if Tenant uses or consumes water for any other purposes or for use in the Cafeteria, Landlord may install a water meter at Tenant's cost and expense to register such water consumption; Tenant shall thereafter maintain the water meter in good working order and repair and shall be obligated to pay Landlord as additional rent for water consumed as shown on said meter.

         (d) Subject to the Cleaning Service Rider and Article 27, cleaning service for the Demised Premises and for the common areas of the Building.

         (e) The listing of Tenant's name on the Building lobby directory, if any; provided that any changes to Tenant's listing on said directory or any other directory in the Building or on the remainder of the Real Estate shall be (1) in conformity with Landlord's reasonable Building standard design, (2) prepared by Landlord and at Tenant's expense, if subsequent to the Commencement Date; and (3) for the Tenant named in Article 1 or such Sublessee or assignee permitted in strict compliance with Article 16. Landlord shall have no obligation to list more than two names on the Building lobby directory.

    24.3 Landlord reserves the right to stop any of the services to be provided hereunder when reasonably necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements which Landlord, in its reasonable discretion, may deem necessary or desirable, without same affecting Tenant's obligations hereunder. Landlord shall use reasonable efforts to minimize the scope and duration of the service stoppages referenced in the first
(1st) sentence of this Section. Landlord shall give Tenant prior oral or written notification before stopping any of such services and Landlord shall not be liable to Tenant by reason of any inconvenience, annoyance or injury to business arising from any of such service stoppages.

25. ELECTRICITY

    25.1 Landlord's obligation to supply electric current shall be limited to the current required to power the Building standard HVAC systems, elevators, and the lighting of common areas of the Building and the Real Estate, the costs of which shall be included in Operating Costs. As of the Date of Lease, the electrical capacity for the Demised Premises is three and one-half (3 1/2) watts connected per usable square foot.

    25.2 Tenant shall arrange with the appropriate utility to purchase and pay for all of the electric current requirements for light and power used in connection with Tenant's use and occupancy of the Demised Premises, including all electrical power for Tenant's office equipment and for any special electrical or mechanical equipment serving only the Demised Premises.

    25.3 Tenant shall in a timely manner execute any and all forms or applications for electric service, and shall provide any security required by the local utility company supplying electric current to the Building for the metering of all electric current and power required for the operation of the electrical equipment of any nature whatsoever and lights within or serving the Demised Premises.

    25.4 As an alternative to the obligations of Landlord and Tenant as set forth in Sections 25.1 and 25.2 above, Landlord may elect, at its option, to meter and furnish, at Landlord's expense, the electric current to the entire floor of which the Demised Premises forms a part or the Building, in which case Tenant shall pay as additional rent Tenant's share of Landlord's cost therefor. Tenant's share of costs under this Section shall be based upon a percentage which the area of the Demised Premises bears to the total rentable area of the floor or Building which is served by said meter.

    25.5 Tenant shall not bypass or otherwise adversely affect the proper operation of any electrical or other utility meter.

    25.6 Tenant's right to use the services of an alternative electricity service provider ("ASP") is hereinafter governed by and set forth in Article 55 hereof.

26. HEATING, VENTILATION AND AIR CONDITIONING

    26.1 Landlord shall provide and furnish Building HVAC to the Demised Premises and the Building between the hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, other than Legal Holidays. Any special HVAC requirements of Tenant shall be at Tenant's sole cost and expense.

    26.2 At all other times not otherwise provided for in Section 26.1 above, Landlord agrees that it shall provide after-hours HVAC, upon written or telephone request from Tenant at least eight (8) business hours in advance of such extra hours of operation, stating the hours of operation desired, for which Tenant shall pay to Landlord as additional rent hereunder, a sum equal to one hundred dollars ($100.00) per hour per floor or portion thereof, for providing HVAC (irrespective of whether any other tenants in the Building are furnished with HVAC at the same time), that charge being intended to cover Landlord's cost for providing same. If during the term of this Lease, or any renewal hereof, Landlord's actual cost for providing after-hours HVAC shall increase by virtue of utility rate increases or fuel cost increases or wage increases, the above-specified hourly charge shall be reasonably adjusted from time to time to reflect said increases. In addition to the foregoing, should there be any charges incurred and paid by Landlord for attendant engineers or for similar additional requirements as may be imposed from time to time by any Governmental Authority, collective bargaining agreement or the like, Tenant agrees to reimburse Landlord for its out-of-pocket expenses incurred in connection therewith, related to the after-hours service requested by Tenant.

27. CLEANING SERVICES

    27.1 Landlord shall maintain the grounds, common areas and Parking Areas in good order and in such reputable manner as would a prudent landlord of an office building that is reasonably similar to the Building in tenant mix, size, use and location. So long as no uncured Event of Default exists and is continuing hereunder, Landlord shall provide such other cleaning services within the Demised Premises as are set forth on the Cleaning Service Rider.

    27.2 Tenant acknowledges that Landlord's obligation to cause the areas of the Demised Premises to be cleaned excludes any portions of the Demised Premises not used as office areas; provided, however, Landlord shall provide minimal office style cleaning, such as vacuuming, light dusting and trash removal to certain non-office areas in the Demised Premises, including, exercise areas, closets, storage rooms, mailrooms, computer areas, restrooms and the Cafeteria Space. Tenant shall pay directly to Landlord the reasonable cost of removal from the Demised Premises of any of Tenant's rubbish, including large cartons or other containers or refuse, in excess of that generated from the day-to-day operation of an executive and administrative office of Tenant's size; and Tenant, at Tenant's expense, shall cause all portions of the Demised Premises not used as office areas to be cleaned daily in a manner and by a person or entity reasonably satisfactory to Landlord. Tenant, at Tenant's expense, also shall cause any portions of the Demised Premises used for the storage, preparation, service or consumption of food or beverages to be exterminated against infestation by vermin, rodents, bugs and insects both on a regular basis and whenever there shall be evidence of any infestation.

    27.3 Tenant shall contract with a contractor reasonably satisfactory to Landlord for the removal of garbage, excess refuse and rubbish, for cleaning services in excess of those furnished by Landlord, and Tenant shall contract with a contractor reasonably satisfactory to Landlord for the extermination services required hereunder.

28. LANDLORD'S ACCESS TO DEMISED PREMISES AND ALTERATIONS

    28.1 (a) Landlord or Landlord's employees or agents, shall have the right to enter and/or pass through the Demised Premises or any part thereof, at reasonable times during reasonable hours with reasonable prior oral or written notification (or in the event of an emergency, at any time without prior notification of any kind whatsoever) (1) to examine the Demised Premises and to show them to the holders of mortgages or prospective purchasers, mortgagees or lessees of the Building; (2) for the purpose of making such repairs or changes in or to the Demised Premises or its facilities, as may be provided for by this Lease or as may be mutually agreed upon by the parties or as Landlord may be required to make by Law or in order to repair, maintain or improve the Demised Premises or any other portion of the Building or its fixtures or facilities; and
(3) during the last twenty-four (24) months of the term of the Lease, for the purposes of showing the Demised Premises to prospective tenants; if, however, Tenant exercises its first (1st) or both Renewal Options (defined in Section
51.1 hereof), then, the aforementioned twelve (12) month period shall refer to the last year of the first (1st) or second (2nd) Renewal Term, as the case may be. Notwithstanding anything contained to the contrary in this Section 28.1(a), Landlord shall not be required to give Tenant prior notification of any kind whatsoever before entering the Demised Premises for the purpose of performing janitorial service, recurring maintenance and/or routine repairs. Tenant shall permit Landlord to use, maintain, replace and improve pipes, conduits and supports in and through the Demised Premises and to erect new pipes and conduits and structural members therein or therethrough, provided such new installations are concealed within walls, floors, or ceilings and do not materially diminish or substantially interfere with Tenant's use of the Demised Premises. Subject to
Section 28.3 hereof, Landlord may, during the progress of any work in or about the Demised Premises, take all necessary materials and equipment therein or therethrough without the same constituting an eviction.

         (b) If Tenant is not present to open and permit an entry into the Demised Premises, Landlord or Landlord's employees or agents may enter the same whenever such entry may be reasonably necessary or permissible by master key or forcibly and, provided reasonable care is exercised to safeguard Tenant's employees and its property, such entry shall not render Landlord or its employees or agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's or any Sublessee's property therefrom and shall have ceased its use of the Demised Premises, Landlord may immediately enter, alter, renovate or redecorate the Demised Premises without limitation and the Lease shall be deemed terminated as of the date of such entry by Landlord.

    28.2 Landlord, its agents and employees shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor (a) to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or any other public parts of the Building, provided such change does not unreasonably interfere with Tenant's access to or use of the common areas; (b) to make repairs, alterations or improvements to any portion of the Building; (c) to perform any work that may be reasonably necessary to comply with any Laws of any Governmental Authority having jurisdiction over the Demised Premises or the Building or to prevent waste or deterioration of the Demised Premises or the Building; (d) to change the name, number or designation by which the Building may be known; or (e) to change any lawns, sidewalks, driveways, Parking Areas (but not decrease the Allotted Parking, except as expressly permitted elsewhere in this Lease) or streets adjacent to or around the Building.

    28.3 Landlord shall use reasonable efforts to minimize its disturbance of Tenant in undertaking the activities described in this Article (and in Section
24.3 hereof) in or adjacent to the Demised Premises, and Landlord shall not be liable to Tenant by reason of any inconvenience, annoyance or injury to business arising from the service stoppages referenced in Section 24.3 hereof and from any of the aforementioned alterations, additions, and improvements.

29. LIMITATION OF LIABILITY

    29.1 Notwithstanding anything to the contrary contained herein, each and every term, covenant, condition and provision of this Lease, is hereby made specifically subject to the provisions of this Article.

    29.2  The term  "LANDLORD"  as used in this  Lease  means  only the  current
Landlord or Building Lessor, so that in the event of any conveyance of such interest and the transfer to the transferee of any funds then being held under this Lease by Landlord, such Landlord shall be and hereby is entirely freed and relieved of any and all obligations of Landlord hereunder thereafter accruing, and the transferee shall be and hereby is deemed to have assumed all of the obligations of Landlord hereunder. The foregoing provision shall be self-operative and shall be deemed to occur automatically without further agreement between Landlord and Tenant.

    29.3 It is further specifically understood and agreed that notwithstanding anything to the contrary contained herein or otherwise provided at Law or in equity, there shall be absolutely (a) no liability whatsoever to Landlord or any lessor of the Land ("LAND LESSOR") in excess of either's interest in the Real Estate, (whether any of the foregoing be an individual, proprietorship, corporation, joint venture, tenancy in common, firm, partnership or other entity); (b) no personal liability whatsoever on the part of the members of any firm, proprietorship, partnership, joint venture or other unincorporated Landlord or Land Lessor with respect to any of the terms, covenants and/or conditions of this Lease; and (c) no personal liability on the part of any director, officer, or employee of any Landlord or Land Lessor. In the event of a breach or default by Landlord of any of its obligations under this Lease or any claim or suit in respect of this Lease or the Demised Premises or the Real Estate or any portion thereof, Tenant shall look solely to the then Landlord for the satisfaction of each and every remedy of Tenant, and no judgment shall be entered against any individual, director, officer, employee, partner, proprietor or joint venturer of Landlord or Land Lessor or any of their predecessors in interest or successors in interest, such exculpation of personal and additional liability which is in excess of such person's or partnership's interest in the Real Estate to be absolute and without any exception whatsoever.

    29.4  INTENTIONALLY DELETED PRIOR TO EXECUTION

    29.5 Landlord shall not be liable for failure to furnish any services or take any other action required to be provided by it hereunder by reason of conditions beyond Landlord's reasonable control, nor for consequential damages arising therefrom. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord or its employees or agents by reason of inconvenience, annoyance or injury to business arising from

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Landlord or others  making  repairs,  alterations,  additions,  improvements  or installations in or to any portion of the Building or the Demised Premises or in and to the fixtures, appurtenances or equipment thereof, except to the extent such inconvenience, annoyance or injury to business is caused by the gross negligence or willful misconduct of Landlord, its agents or employees. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article shall not apply in the case of fire or other casualty which are not the responsibility of Tenant and which shall be governed by Article 31 hereof.

30. PROPERTY LOSS; DAMAGE; INSURANCE

    30.1 Tenant and any Sublessee, at their sole cost and expense, shall procure, provide and maintain in force during the term of this Lease "Special Form" insurance, to be written by a good and solvent insurance company qualified to write insurance in the State of New Jersey, reasonably satisfactory to Landlord or Managing Agent, and having a policyholders' rating of no less than A+ XV as determined by the AM Best Company, or any successor thereto, which shall cover Tenant's (or Sublessee's) personal property, equipment and improvements in the Demised Premises or elsewhere on the Real Estate against loss or damage by theft, vandalism, fire and any other hazards or casualties in an amount sufficient to provide for the actual replacement cost thereof. Neither Landlord nor its employees or agents shall be obligated to make any repair or reimburse Tenant for any act or loss to be covered by the insurance required hereunder.

    30.2 Landlord or its contractors or agents shall not be liable for any loss of or damage to any property of Tenant or of others whatsoever, whether by reason of theft, burglary or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, except to the extent determined to be due to the gross negligence or willful misconduct of Landlord, its agents or employees. Landlord and its employees and agents shall not be liable for any such damage caused by other tenants or persons in, upon or about the Real Estate or caused by construction or operations of any private, public or quasi-public work. Landlord, however, shall exercise reasonable efforts to promulgate construction guidelines for tenants of the Building that set forth reasonable safety precautions to be followed by tenants' contractors.

    30.3 Should Tenant or any Sublessee be self-insured for all or any portion of any loss or damage to its property, or should Tenant's or any Sublessee's insurer be unwilling or unable to compensate Tenant or such Sublessee in full for such damage, Tenant and all such Sublessees shall be deemed to have released and waived all right of recovery for such damage against Landlord by Tenant or anyone claiming through or under Tenant by way of subrogation or otherwise.

    30.4 Landlord shall endeavor to have its cleaning contractors lock all exterior doors to the Demised Premises and activate simple alarm systems, if any; however, Tenant covenants to insure against all loss or damage arising out of Landlord's or its cleaning contractor's failure to lock doors or activate alarms, and notwithstanding anything to the contrary contained herein, neither Landlord nor its cleaning contractors nor any of their employees or agents shall be held liable for any loss or damages arising therefrom.

    30.5 Tenant and any Sublessee at its sole cost and expense, shall also procure, provide and maintain in force during the term of this Lease commercial general liability insurance, which (a) shall be written by good and solvent insurance companies qualified to write insurance in the State of New Jersey, reasonably satisfactory to Landlord, and having a policyholders' rating of no less than A+ XV as determined by the AM Best Company, or any successor thereto;
(b) shall include coverage for personal liability, contractual liability, Tenant's (or Sublessee's) legal liability, bodily injury, death and property damage, all on an occurrence basis with respect to the business carried on, in or from the Demised Premises and Tenant's (or Sublessee's) use and occupancy of the Demised Premises; (c) shall provide coverage for any one occurrence or claim of not less than $2,000,000; and shall insure against such other perils and in such amounts as Landlord or Managing Agent may from time to time reasonably require upon not less than ninety (90) days' prior written notice.

    30.6 Each of the insurance policies required in this Article shall include Landlord, Managing Agent, and any Land Lessor as additional insureds and shall protect Landlord in respect of claims by Tenant as if Landlord were separately

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
insured, and contain an undertaking by the insurer that no material change adverse to Landlord, any Land Lessor or Tenant (or Sublessee) will be made and such policy will not lapse or be cancelled, except after not less than thirty
(30) days' prior written notice to Landlord of the intended change, lapse or cancellation. Any such notice shall not relieve Tenant of any of its obligations hereunder. On or before the Commencement Date and thereafter, at least thirty
(30) days prior to the expiration date of any policy, Tenant agrees to deliver to Landlord a duplicate original of the aforesaid policies or a certificate thereof reasonably satisfactory to Landlord; and Tenant (and any Sublessee) shall further modify such policies and certificates within ten (10) business days of being notified to reflect any change in Landlord, Land Lessor, or Managing Agent.

    30.7 As an item of cost included in Operating Costs, Landlord shall procure, provide and maintain in force during the term of this Lease, an "All Risk" property insurance policy (including coverage against loss or damage by fire) in an amount not less than the estimated replacement cost of the Building (exclusive of the footings, foundations, tenants' property, betterments and those items for which Landlord has no insurable interest). Landlord may self-insure all or any of the coverages described in the immediately preceding sentence. Landlord may also provide said coverage under a blanket policy.

    30.8 As an item of cost included in Operating costs, Landlord shall procure, provide and maintain in force during the term of this Lease a comprehensive  general  liability  insurance  policy  in  an  amount  reasonably
satisfactory  to  Landlord,   but  in  no  event  less  that  $2,000,000.00  per
occurrence.

31. DAMAGES BY FIRE OR OTHER CASUALTY

    31.1 If the Building or the Demised Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall immediately inform Landlord or Managing Agent thereof, and this Lease shall continue in full force and effect, except as hereinafter set forth.

    31.2 Tenant waives the benefit of N.J.S.A. 46:8-6, and N.J.S.A. 46:8-7 and any similar Law. Except as specifically provided in this Article, Tenant agrees that it shall not be relieved of the obligations to pay Minimum Rent, Adjusted Minimum Rent or any additional rent in case of damage to or destruction of the Building or any portion thereof.

    31.3 If all or, in the reasonable opinion of Landlord, a material portion of the Demised Premises are damaged or rendered unusable or inaccessible by fire or other casualty but the Building is not substantially damaged, and the damages to the Demised Premises can, in Landlord's reasonable judgment, be reasonably repaired within one hundred eighty (180) days of the occurrence of such damage, the damages, to the extent affecting the tenant installation provided by Landlord, shall be repaired by and at the expense of Landlord and the Minimum Rent, Adjusted Minimum Rent and additional rent, until such repair shall be substantially completed, shall abate in proportion to the area of the Demised Premises which was damaged, unusable or inaccessible by Tenant for so long as the Demised Premises, or each such portion thereof, is damaged, unusable or inaccessible, it being the intent that such abatement shall not affect or reduce Landlord's rent insurance coverage. Landlord shall advise Tenant within thirty
(30) days after the casualty of Landlord's reasonable opinion as to whether the damages may be repaired within one hundred eighty (180) days after the casualty. If (i) Landlord has notified Tenant in writing that, in Landlord's reasonable judgment, the damaged or unusable portion of the Demised Premises can be reasonably repaired within one hundred eighty (180) days of the occurrence of such damage and (ii) Landlord shall have failed to repair such damage within one hundred eighty (180) days after the date of such fire or other casualty, as such one hundred eighty (180) day period shall be extended by the number of days that Landlord is delayed in completing such restoration by any cause or factor beyond Landlord's reasonable control, including, but not limited to, Tenant's failure to reasonably cooperate with Landlord, strikes or other labor disputes, accidents, orders or regulations of any Federal, State, County or Governmental Authority, delays due to adjustment of insurance claims, lack of availability of materials, parts or utility services, procuring of applicable building or construction permits, acts of God, fire, earthquake, floods, explosion, action of the elements, war, hostilities, invasion, insurrection, riot, mob violence, sabotage, or by reason of any other cause, whether similar or not to the foregoing, that is beyond the reasonable control of Landlord (such one hundred eighty (180) day period as so extended is referred to as the "RESTORATION PERIOD"), then, in such event, Tenant shall have a one (1) time option to give

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
Landlord, within thirty (30) days next following the expiration of the Restoration Period, time being of the essence, a thirty (30) day notice of termination of this Lease; if by the expiration of said thirty (30) day period Landlord shall have failed to repair such damage, then, upon expiration of said thirty (30) days, this Lease and the term thereunder shall end and expire as fully and completely as if the expiration of such thirty (30) day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereof. Failure of Tenant to timely deliver a thirty (30) day notice of termination shall be conclusively deemed to be an express election by Tenant to waive Tenant's right to terminate the Lease as provided in this Section. Notwithstanding anything to the contrary herein, Landlord shall not be obligated to repair or restore any personal property of Tenant or any fixtures or Tenant installation not installed by and paid for by Landlord.

    31.4 If Landlord repairs and restores the Demised Premises in accordance with Section 31.3, such repairs and restorations shall be made with all reasonable expedition. After any such fire or other casualty, Tenant shall cooperate with Landlord's restoration by removing from the Demised Premises as promptly as reasonably possible and to the extent reasonably necessary, all of Tenant's and any Sublessee's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) business days after Tenant's receipt of both (a) written notice from Landlord of substantial completion of repairs to the Demised Premises and (b) a certificate of occupancy for the Demised Premises.

    31.5 If, in the reasonable opinion of Landlord, all or substantially all of the Demised Premises are damaged or rendered unusable or inaccessible by fire or other casualty, or (whether or not the Demised Premises are damaged in whole or in part) if the Building shall be substantially damaged so that Landlord in its reasonable opinion, cannot rebuild both the Demised Premises and the Building to their pre-existing condition within one hundred eighty (180) days, then, in either of such events, either Landlord or Tenant may elect to terminate this Lease by written notice to the other, specifying the date of such fire or other casualty as the effective termination date of the Lease, and upon the date specified in such notice the term of this Lease shall expire as fully and completely as if such date were the Expiration Date and Tenant shall forthwith quit, surrender and vacate the Demised Premises without prejudice however, to either party's rights and remedies against the other under the Lease provisions in effect prior to such termination; and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be credited against amounts owed by Tenant to Landlord or refunded to Tenant not more than thirty (30) days after the termination of this Lease.

    31.6 Notwithstanding anything to the contrary contained in this Article or any Law, should the Demised Premises or the Building be damaged by fire or other casualty as a result of the negligence of Tenant or any Sublessee or any employee, Agent or Visitor of either, Tenant shall have no right to terminate this Lease and there shall be no abatement of rent under this Article, and Tenant shall be liable to Landlord for such damage, subject to the other provisions hereof.

32. WAIVER OF SUBROGATION

    32.1 Notwithstanding any other provision herein, Landlord and Tenant shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by Law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both Landlord and Tenant obtain their insurance required hereunder and only if both of their insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall either (i) pay such premium within ten (10) business days after written demand from the other party or (ii) shall be deemed to have agreed that the other party shall be free of any further obligation under the provisions hereof with respect to obtaining waiver of subrogation clause in its insurance policies.

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
33. EMINENT DOMAIN

    33.1 If all or substantially all of the Demised Premises or the Building or a substantial portion of the Land should be acquired or condemned by eminent domain by any Governmental Authority, then Landlord or Tenant may terminate this Lease as of the date when title vests pursuant to such taking. In such event, the rent shall be apportioned as of said expiration date and any rent paid for any period beyond said date and in excess of amounts owing by Tenant to Landlord shall be repaid to Tenant.

    33.2 In the event of a taking of less than all or substantially all of the Demised Premises, Landlord shall have the right to equitably reduce the Demised Premises, Tenant's Occupancy Percentage, the Minimum Rent and the Allotted Parking, and this Lease shall continue in full force and effect. Notwithstanding the foregoing, Tenant shall have the right to terminate this Lease if the area of the Demised Premises shall not be reasonably sufficient for Tenant to continue feasible operation of its business.

    33.3 Landlord or Tenant may exercise its respective right(s) to terminate this Lease under Section 33.1 or 33.2 by giving written notice to the other within thirty (30) days after the date of the vesting of title in such proceeding, specifying a date not more than fifteen (15) days after the giving of such notice as the date for such termination.

    33.4 Neither Tenant nor any Sublessee shall have any claim in any condemnation or eminent domain proceeding for the value of any unexpired term of the Lease with respect to the Demised Premises or any portion thereof, and Tenant hereby assigns to Landlord Tenant's entire interest in any such award. Although Tenant shall not be entitled to any part of the award for such taking or any payment in lieu thereof, Tenant (or any Sublessee) may file a separate claim for any taking of fixtures and improvements owned by Tenant (or such Sublessee) which have not become Landlord's property, and for moving expenses, provided the same shall in no way affect or diminish Landlord's award.

34. DEFAULTS; EVENTS OF DEFAULT

    34.1 Tenant shall be in default under this Lease upon the occurrence of any one or more of the following events (collectively, "DEFAULTS", and individually, a "DEFAULT"):

         (a) If Tenant fails to take possession of the Demised Premises within fifteen (15) days after the Commencement Date;

         (b) If the Tenant vacates the Demised Premises for a period in excess of sixty (60) days other than during the last two (2) months prior to the Expiration Date;

         (c) If the Tenant is delinquent in the due and punctual payment of all or any portion of Minimum Rent, Adjusted Minimum Rent, additional rent or any other monies payable by Tenant hereunder;

         (d) If any execution, attachment or other action shall be taken against Tenant or any of Tenant's property whereupon the Demised Premises shall be taken, occupied or used by someone other than Tenant or an assignee or Sublessee permitted in strict accordance with Article 16, including the storage of any of Tenant's property on behalf of another person or entity; or

         (e) If Tenant is delinquent in the performance of or compliance with any of the other covenants, agreements or conditions contained in this Lease, any other lease demising space in the Building to Tenant, any other written agreement between Landlord and Tenant pertaining to the Demised Premises, the Building and/or the Real Estate or any other agreement to which Tenant is a party.

    34.2 Upon the occurrence of a Default, Landlord, at any time thereafter, may give written notice to Tenant specifying the nature of such Default. Tenant shall have (the "CURE PERIOD") (a) ten (10) days from the receipt of said notice to comply with or remedy a monetary Default or (b) thirty (30) days from receipt of said notice to comply with or remedy a non-monetary Default, except in the case of any non-monetary Default presenting a clear and present danger to life

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
or property, which Tenant shall cure immediately upon request of Landlord or Managing Agent, written or otherwise. If a non-monetary Default is not of an emergency nature and shall be of a nature that the same cannot be substantially cured or remedied within the applicable Cure Period, Tenant shall promptly give Landlord written notice of such fact, and Tenant shall diligently and in good faith proceed to remedy or cure such non-monetary Default within a reasonable time, but in no event in excess of ninety (90) days. Neither the cost to Tenant of curing any Default nor Tenant's financial or other inability to cure any Default (for whatever reason) shall operate to extend any Cure Period. Tenant's failure to remedy a Default after receipt of written notice and within the applicable time set forth in this Section shall be an "EVENT OF DEFAULT".

    34.3 Tenant acknowledges that Landlord is obligated to make timely payments on obligations arising out of its ownership, operation, and financing of the Real Estate. In the event that the payment of any sum required to be paid by Tenant to Landlord under this Lease (including, without limiting the generality of the foregoing, Minimum Rent, Adjusted Minimum Rent, additional rent, payment made by Landlord under any provision of this Lease for which Landlord is entitled to reimbursement by Tenant, or for construction or other work performed by Landlord or its contractor specifically for Tenant) is not received by Landlord in good funds within ten (10) days after the date on which it is due and payable or should any check from Tenant be returned to Landlord as uncollectible, then, notwithstanding any notice provision or Cure Period, a delinquency service charge equal to three percent (3%) of the amount overdue ("SERVICE CHARGE") shall become immediately due and payable to Landlord as liquidated damages for Tenant's failure to make prompt payment to Landlord; Landlord and Tenant hereby agreeing that the actual damages to Landlord due to such late or non-payment may exceed the interest cost of money but are difficult to estimate. Such Service Charge shall become payable as additional rent within ten (10) days after Tenant's receiving an invoice therefor. Tenant shall also pay Landlord as additional rent interest ("INTEREST") at an annual rate equal to three hundred (300) basis points in excess of the prime rate announced from time-to-time by Citibank, NA or such other major commercial bank in the United States designated by Landlord (but subject to any maximum interest permitted by Law) on any amounts not received by Landlord from the date on which they became due and payable. In the event of nonpayment of any Service Charge and/or Interest provided for above, Landlord shall have, in addition to all other rights and remedies, all the rights and remedies provided for herein and by Law in the case of nonpayment of rent. Failure by Landlord or Managing Agent to insist upon the strict performance by Tenant of Tenant's obligations to pay any Service Charge or Interest shall not constitute a waiver by Landlord of its rights to enforce the provisions of this Section in any instance thereafter occurring. Neither the provisions of this Section nor Tenant's payment of any Service Charge or Interest shall be construed in any way to extend any time period provided for in this Lease or to limit Landlord's other remedies hereunder. Tenant's obligation to pay any Service Charge or Interest as provided in this Section shall continue beyond the expiration or sooner termination of this Lease.

    34.4 In addition to the provisions of Section 34.3, should Adjusted Minimum Rent be received by Landlord or Managing Agent later than the first day of the month on which it is due three (3) or more times in any twelve-month period, Landlord may, in addition to all other rights and remedies provided herein and by Law, require that Tenant increase the amount of the Security by an additional amount equal to two (2) months' of the then applicable Adjusted Minimum Rent.

    34.5 If Tenant breaches any term of this Lease two (2) or more times in any calendar year, and one (1) or more of those breaches remains uncured by Tenant for longer than thirty (30) days (or ninety (90) days in the case of a breach the nature of which cannot be cured in thirty (30) days), then, regardless of whether Tenant cures all, any or none of said breaches, Tenant hereby expressly agrees that it shall have committed an Event of Default and that Landlord, at its sole option, may, without giving Tenant any further notice whatsoever or any additional opportunity to cure, (a) invoke any or all of Landlord's rights and remedies at law, in equity or under this Lease and/or (b) terminate this Lease at any time.

35. REMEDIES FOR EVENTS OF DEFAULT

    35.1 Upon the occurrence of any Event of Default hereunder, Landlord may, in addition to all other rights and remedies provided herein or at Law or in equity, exercise any or all of the following remedies:

         (a) Landlord may give a written notice of termination upon Tenant setting forth a date, no fewer than five (5) business days from the date of the giving of such notice, terminating this Lease and/or Tenant's right to use and occupy the Demised Premises. Upon the expiration of such period, this Lease and the term hereof, or the right of Tenant or any Sublessee to use and occupy the Demised Premises, as the case may be, shall terminate and expire as fully and completely as if the day on which said notice of cancellation is to be effective were the Expiration Date, and Tenant shall then peaceably quit and surrender the Demised Premises to Landlord, but Tenant shall remain liable as herein provided. Landlord may also, without further notice, re-enter the Demised Premises and repossess same by summary proceedings or ejectment or otherwise and/or may dispossess the Tenant and remove the Tenant and all other persons and property from the Demised Premises and may have, hold, use and enjoy the Demised Premises and the right to receive all rental income therefrom.

         (b) Landlord may (1) declare all Adjusted Minimum Rent and all other sums due and payable hereunder immediately due and payable; (2) re-let or sublet the Demised Premises or any part or parts thereof, in the name of Tenant, Landlord or otherwise, for a term or terms, which may at Landlord's option be less than, equal to, or exceed the period which would otherwise have constituted the balance of the term of this Lease, and Landlord may grant concessions or free rent, change the First Tax Year and/or the First Operating Year or charge such higher or lower rental as may be reasonable under the circumstances; (3) recover from Tenant any commission paid by Landlord to Broker on account of this Lease for the current term; (4) collect rental payments directly from any Sublessee, upon written notice to such Sublessee directing it to make such payment strictly to Landlord; (5) cancel any option to renew, extend or cancel this Lease or expand or contract the Demised Premises which Tenant may have; (6) cancel any right of first refusal or first offer held by Tenant; and/or (7) recover the Construction Credit.

         (c) Landlord may require Tenant or the legal representative(s) of Tenant immediately to pay to Landlord a sum ("ACCELERATED RENT") which, at the time of the Event of Default, equals the aggregate Adjusted Minimum Rent payable hereunder which would have become payable by Tenant hereunder through the day previously set as the Expiration Date (conclusively presuming that Adjusted Minimum Rent on account of increases in Taxes and Operating Costs subsequent to the Event of Default and through the Expiration Date shall increase at the average of the rates of increase thereof previously experienced by Landlord since the Commencement Date). Such Accelerated Rent shall be held by Landlord and applied by Landlord on a monthly basis to any deficiency between the rent or any other monies hereby reserved and/or covenanted to be paid by Tenant and the net amount, if any, of the rents collected on account of any re-letting or subletting of the Demised Premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure of Landlord to re-let or sublet the Demised Premises or any part or parts thereof shall not release or affect Tenant's obligations or liability hereunder. Landlord, however, shall exercise reasonable efforts to mitigate damages. Notwithstanding the foregoing, Landlord shall be under no obligation in re-letting the Demised Premises to give priority to the rental thereof over other available space in the Building. In computing any such deficiencies, there shall be added thereto such expenses as Landlord may reasonably incur in connection with re-letting or subletting or attempting to relet or sublet the Demised Premises, including but not limited to, legal expenses, attorney's fees, brokerage fees, advertising expenses and expenses incurred in connection with the marketing, showing, fix-up, cleaning, repair or maintenance of the Demised Premises including those for preparation of the Demised Premises for re-letting or subletting and the removal of Tenant's property, fixtures or other improvements therefrom. In connection with Landlord's preparation of the Demised Premises for re-letting or subletting, Landlord may, at its option, make such alterations, repairs, replacements, and/or decorations in the Demised Premises as Landlord, in Landlord's reasonable discretion, considers advisable and necessary for the purpose of re-letting or subletting the Demised Premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder. Subject to the other terms of this Section, Landlord shall in no event be liable in any

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way whatsoever for failure to re-let or sublet the Demised  Premises,  or in the event that the Demised Premises are re-let or sublet, for failure to collect the rent under such re-letting or subletting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Landlord hereunder. If the Demised Premises or any part thereof should be re-let or sublet in combination with the other space, then proper apportionment on a square-foot basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

    35.2 As a material part of this Lease, Tenant hereby appoints Landlord as Tenant's attorney-in-fact, which appointment shall be a special appointment coupled with an interest and shall be irrevocable, so long as any Event of Default has occurred to enter into Subleases with any entity whatsoever, including Landlord itself, upon any terms and conditions, including at whatever rent Landlord may determine in its reasonable discretion, but which rent shall be credited against amounts owed by Tenant to Landlord hereunder.

    35.3 In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at Law or in equity as if re-entry, summary proceedings and other remedies were not provided for herein.

    35.4 Any suit or suits for the recovery of monies due Landlord hereunder may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease otherwise would have expired. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, at Law or in equity. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant for any sums or damages to which, in addition to the sums particularly provided above, Landlord may lawfully be entitled by reason of any Default hereunder on the part of Tenant.

    35.5 Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as actual damages, consequential damages, punitive damages and/or liquidated damages for any Event of Default of Tenant under this Lease, an amount equal to the maximum allowed by any Law governing the proceedings in which such damages are to be proved, or in equity, whether or not such amount be greater, equal to, or less than any of the sums referred to in this Article.

    35.6 Tenant, for Tenant, and on behalf of any and all persons claiming through or under Tenant, including but not limited to Sublessees, creditors, trustees, security holders and representatives of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future Law, to redeem the Demised Premises or to have a continuance of this Lease for the term hereby demised after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

36. LANDLORD'S PERFORMANCE; EXPENDITURES

    36.1 If an Event of Default shall occur under this Lease, Landlord, without thereby waiving such Event of Default, may (but shall not be obligated to) immediately or at any time thereafter, perform the same for the account and at the expense of Tenant.

    36.2 Tenant shall also promptly reimburse Landlord for all reasonable costs, expenses and disbursements of every kind and nature whatsoever, including, but not limited to, attorney's fees, involved in (a) instituting, prosecuting or defending any action or proceeding against Tenant in which Tenant fails to prevail; (b) collecting or endeavoring to collect the Minimum Rent, Adjusted Minimum Rent or additional rent or any part thereof or any other money payable by Tenant hereunder; or (c) enforcing or endeavoring to enforce any rights of Landlord against Tenant, under or in connection with this Lease or pursuant to Law, including any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings. Any bills for any property, material, labor or services provided, furnished, or rendered by Landlord pursuant to this Article shall be obligations of Tenant.

    36.3 The foregoing expenses incurred by Landlord shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within ten
(10) business days of rendition of any bill or statement to Tenant therefor. The

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obligations  of Tenant to pay such sums to Landlord shall survive the expiration or sooner termination of this Lease, and such sums shall be thereafter recoverable by Landlord or its agent or representative.

37. ACCORD AND SATISFACTION

    37.1 No payment by Tenant or receipt by Landlord or its employee or agent of a lesser amount than the rent and additional charges payable hereunder shall be deemed to be other than a payment on account to be credited against monies owed Landlord hereunder, in such order as Landlord may reasonably determine, nor shall any restrictive endorsement, statement or name on any check or any letter accompanying any check or payment delivered to Landlord or its employee or agent be deemed, declared or interpreted an accord and satisfaction; and Landlord or its agent may accept and deposit such check or payment without notice to Tenant, without same operating as a satisfaction or an acceptance of satisfaction by Landlord or its employee or agent, and without prejudice to Landlord's right to recover the balance of any monies due hereunder, or to pursue any other remedy provided herein or by Law.

38. EFFECT OF WAIVERS

    38.1 No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition of this Lease, or to exercise any right or remedy permitted hereunder, and no acceptance of full or partial rent during the continuance of any such Default, shall constitute a waiver of any such Default or of such covenant, agreement, term or condition. No consent or waiver, express or implied, by Landlord or its employee or agent to or of any Default, and no reliance by Tenant thereon, shall be construed as a consent or waiver to or of any other Default of the same or any other covenant, condition or duty, unless in writing signed by Landlord. Landlord's failure to timely bill Tenant shall in no way excuse Tenant from its payment obligations or constitute a waiver of Landlord's entitlement to any charges not timely billed by Landlord.

    38.2 No failure by Tenant to insist upon the strict performance of any covenant, agreement, term or condition of this Lease, or to exercise any right or remedy permitted hereunder, shall constitute a waiver of any such default by Landlord or of such covenant, agreement, term or condition. No consent or waiver, express or implied, by Tenant or its employee or Agent to any default by Landlord or its agents, employees and contractors, and no reliance by Landlord thereon, shall be construed as a consent or waiver to or of any other default by Landlord, or its agents, employees and contractors of the same or any other covenant, condition or duty, unless in writing signed by Tenant.

39. BANKRUPTCY; INSOLVENCY

    39.1 Notwithstanding anything herein to the contrary, this Lease may be cancelled by Landlord by the sending of a written fifteen (15) day notice of cancellation to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the appointment of a trustee, custodian, liquidator, receiver or other similar official to take possession of all or substantially all of the assets of Tenant or of the Demised Premises; (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors pursuant to any Law; (3) the filing by Tenant, or the public announcement of the intent to file, of a voluntary petition pursuant to 11 U.S.C. 101 et seq. and the Rules and Official Forms thereunder or any such successor or substitute legislation or rule thereto, or any similar federal or state law collectively ("BANKRUPTCY CODE") seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief thereunder; (4) the adjudication of Tenant as a bankrupt or insolvent;
(5) the failure of Tenant or any guarantor of the Tenant's obligations hereunder to pay debts generally as they become due. Landlord's statutory liens for rent shall be honored by Tenant and any trustee, representative or creditor of Tenant.

    39.2 If Landlord shall have no right to terminate this Lease by reason of the applicable provisions of the Bankruptcy Code, Tenant or its trustee or other representative shall promptly provide adequate protection to Landlord pursuant to the provisions of the Bankruptcy Code.

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
         (a) Tenant or its trustee shall promptly accept or reject this Lease. Any Lease not assumed or rejected within sixty (60) days after an order for relief is entered shall be deemed rejected, and the trustee shall immediately surrender the Demised Premises to Landlord.

         (b) If Tenant shall not be in liquidation, Tenant or its trustee shall assume or reject the Lease as soon as such decision can reasonably be made, and shall compensate Landlord for the use and occupancy of the Demised Premises monthly in advance until such decision is made.

         (c) This Lease may not be assumed, unless at the time of such assumption, the trustee or assignee shall promptly (1) cure or provide adequate assurance that it will promptly cure any Default(s) under this Lease; (2) compensate or provide adequate assurance that it shall compensate Landlord for any actual or pecuniary loss to Landlord resulting from such Default(s); (3) provide adequate assurance reasonably satisfactory to Landlord of future performance under this Lease; and (4) compensate Landlord for all post-filing use and occupancy of the Demised Premises, and shall timely perform all of Tenant's other obligations hereunder.

    39.3 If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, Tenant or its legal representative shall give prompt written notice thereof to Landlord along with adequate assurance of future performance by the assignee. Any and all monies or other consideration to be delivered in connection with the assignment shall be delivered to Landlord, and shall be and remain the exclusive property of Landlord to be applied to post-filing use and occupancy payments to Landlord or other monies owed by Tenant to Landlord and shall not constitute property of Tenant or of the estate of Tenant. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed to have assumed all of the obligations arising under this Lease on and after the date of such assignment, and shall upon demand execute and deliver to Landlord an instrument confirming that assumption.

40. STATUTORY WAIVER; WAIVER OF TRIAL BY JURY

    40.1 Tenant acknowledges that its possession, use and peaceful enjoyment of the Demised Premises is conditioned upon Tenant's timely performing all of its obligations hereunder, including but not limited to the payment of all Minimum Rent, as set forth in Section 5.3. In consideration thereof, Tenant hereby waives its right under N.J.S.A. 2A:18-60 or other similar statutes to remove any action for non-payment of Minimum Rent brought by Landlord or its Managing Agent pursuant to N.J.S.A. 2A:18-53 to another court. Any other matter mentioned in any such action brought by Landlord under the latter statute shall not waive Landlord's or Tenant's right to bring a separate action in the proper court for monies due and owing either party hereunder; nor shall Landlord be prohibited from instituting a dispossess action for nonpayment of monies other than Minimum Rent.

    40.2 To the extent such waiver is permitted by Law, the parties hereto waive trial by jury in any action or proceeding brought in connection with this Lease or the Real Estate or any portion thereof.

    40.3 Tenant waives the benefit of N.J.S.A. 46:8-6 and 46:8-7, as same may be amended.

41. SUBORDINATION OF LEASE; ESTOPPEL CERTIFICATES

    41.1 This Lease is subject and subordinate to all ground or underlying leases and to all deeds of trust or mortgages which may now or hereafter affect the Real Estate, including all renewals, modifications, consolidations, replacements and extensions of any such underlying leases, deeds of trust and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any Land Lessor or by any mortgagee in order to effectuate such subordination. Notwithstanding the foregoing, Tenant shall execute and promptly deliver to Landlord or its agent within five (5) business days any instrument that Landlord or its agent, as the case may be, may reasonably request confirming the subordination of this Lease.

    41.2 If any lender shall request reasonable modifications of this Lease as a condition of Landlord's obtaining any financing or refinancing of the Building, the Real Estate and/or any interest of Landlord in either, Tenant

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covenants  not  to  unreasonably   withhold  or  delay  its  agreement  to  such
modification provided that such modification does not materially or adversely affect the rights of Tenant under this Lease.

    41.3 Tenant agrees to give any mortgagee, deed of trust holder, or Land Lessor by certified mail, a copy of any notice and a right to cure any default of Landlord, provided that, prior to such notice, Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such mortgagee, deed of trust holder, or Land Lessor. Tenant further agrees that so long as any mortgagee, deed of trust holder or Land Lessor has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), Tenant shall not seek to terminate this Lease.

    41.4 Tenant agrees at any time and from time to time, upon not less than twenty (20) days' prior written request from Landlord or Managing Agent, that Tenant shall execute, acknowledge and deliver to Landlord, or its designee, a statement in writing certifying (a) that this Lease is unmodified and is in full force and effect (or if there have been modifications, the specifics thereof and that the Lease is in full force and effect as modified); (b) the dates to which the Minimum Rent (or Adjusted Minimum Rent) and additional rent have been paid; the amount of all rents paid in advance, if any; and any other information that Landlord or Managing Agent shall reasonably request. Tenant further agrees to furnish Landlord or Managing Agent upon prior written request at any time such information and assurances as Landlord or Managing Agent, as the case may be, may reasonably request that Tenant has not breached any of the provisions of this Lease. It is intended hereby that any such statement delivered pursuant to this Article may be relied upon by a prospective purchaser or mortgagee of Landlord's interest, or any assignee of any mortgage upon Landlord's interests in the Real Estate. The foregoing obligation shall be deemed a material obligation of Tenant. Tenant's failure to timely deliver such statement shall be conclusive evidence (x) that this Lease is in full force and effect, without modification except as may be represented by Landlord; (y) that there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim, defenses or deduction against the Minimum Rent, Adjusted Minimum Rent, additional rent or against Landlord; and (z) that no more than one month's installment of Minimum Rent or Adjusted Minimum Rent has been paid in advance.

    41.5 Tenant agrees at any time and from time to time, upon not less than twenty (20) days' prior written request, that Tenant shall demonstrate to Landlord Tenant's financial status and the name, relationship to Tenant, and financial status of any Sublessee by promptly submitting to Landlord or Managing Agent all information that Landlord or Managing Agent may reasonably request, including, but not limited to, a current balance sheet (dated no more than ninety (90) days prior to such request) and statements of income or profit and loss, all prepared in accordance with generally accepted accounting principles, consistently applied. The foregoing obligation shall be deemed a material obligation of Tenant.

    41.6 With respect to all mortgages and ground leases in effect on or after the date hereof that encumber this Lease or the Building on or after the date hereof, Landlord shall endeavor to use reasonable efforts (at no cost or expense to Landlord) to obtain a non-disturbance and attornment agreement in recordable form from the holder of any such mortgage or ground lease, providing in substance  that so  long as  Tenant  shall  have  entered  into  possession  and occupancy of the Demised Premises and commenced payment of Minimum Rent and additional rent due hereunder, and so long as Tenant has not breached the Lease, Tenant's possession of the Demised Premises will not be disturbed during the term hereof, notwithstanding the foreclosure of any such mortgage or termination of any such ground lease, and Tenant will not be named as a party defendant in any foreclosure or termination proceedings brought for the recovery of possession, it being hereby covenanted and agreed by Tenant that the holder of any such mortgage or ground lease, or anyone claiming by, through or under said holder, shall not be: (i) liable for any act or omission of any prior landlord (including Landlord); or (ii) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or (iii) bound by any Minimum Rent, Adjusted Minimum Rent or additional rent or other charges which Tenant might have paid for more than the current month to a prior landlord (including Landlord); or (iv) bound by any modifications of this Lease made without the written consent of such mortgagee or ground lessor. As of the Date of Lease, there is no ground lease of record or no mortgage of record encumbering the Building.

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    41.7  The  failure of Landlord to obtain a  non-disturbance  and  attornment agreement shall not be deemed a default on Landlord's part of its obligations hereunder, or impose any claim in favor of Tenant against Landlord by reason thereof, or affect the validity of this Lease. Tenant agrees to: (i) execute and deliver to such mortgagee or ground lessor a non-disturbance and attornment agreement in form and substance satisfactory to and customarily adopted by such mortgagee or ground lessor; and (ii) pay Landlord for all expenses reasonably incurred by Landlord in connection therewith, including, but not limited to, legal expenses, processing costs and other administrative fees.

42. PARTNERSHIP TENANT

    42.1  If  Tenant  is  a  partnership,  joint   venture,   proprietorship  or
unincorporated association (or is comprised of two (2) or more persons, individually and as co-partners, co-proprietors or joint venturers) or if Tenant's interest in this Lease shall be assigned to a partnership, joint venture, proprietorship or unincorporated association (or to two (2) or more persons, individually and as co-partners, co-proprietors or joint venturers) pursuant to Article 16 hereof or otherwise (any such partnership joint venture, proprietorship or unincorporated association being referred to herein as a "PARTNERSHIP TENANT", and any partner, joint venturer or other member thereof being referred herein to as a "PARTNER"), the following provisions of this Section shall apply to such Partnership Tenant: (a) the liability of each of the Partners shall be joint and several, individually and as a Partner; and (b) each of the Partners, whether or not such person shall be one of the persons comprising Tenant at the time in question, hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed by the Partnership Tenant or by any of the Partners, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Demised Premises to Landlord, and by any notices, demands, requests or other communications which may hereafter be given, by the Partnership Tenant or by any of the Partners; (c) any bills, statements, notices, demands, requests or other communications given or rendered to the Partnership Tenant or to any of the Partners shall be deemed given or rendered to the Partnership Tenant and to all such Partners and shall be binding upon the Partnership Tenant and all Partners;
(d) if the Partnership Tenant shall admit new Partners all of such new Partners shall, by their admission to the Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and shall be liable for such performance, together with all other Partners, jointly or severally, individually and as a Partner; and (e) the Partnership Tenant shall give prompt notice to Landlord of the admission of any such new Partners, and upon demand of Landlord, shall cause each such new Partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new Partner or joint venturer shall so assume performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new Partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subsection (d) of this Section).

43. INTENTIONALLY DELETED PRIOR TO EXECUTION

44. CORPORATE AUTHORITY

    44.1 Each of the undersigned on behalf of Tenant represents that the person executing and delivering this Lease on behalf of Tenant has been duly authorized to enter into this Lease and that the execution and delivery of this Lease does not and shall not violate any provision of any by-law, agreement, order, judgment, governmental regulation or any other obligation to which that party is subject.

    44.2 Upon the prior written request of Landlord or Managing Agent, Tenant shall promptly deliver an affidavit or certification by its secretary, assistant secretary or other appropriate person to the above effect.

    44.3 Throughout the term of this Lease, Tenant shall maintain its good standing in its organizational jurisdiction and in the State of New Jersey.

    44.4 Landlord warrants that as of the Date of Lease, Landlord is the owner in fee simple of the Real Estate and has the right to execute, deliver and perform this Lease, and covenants that on the Date of Lease, there are no covenants, easements, restrictions or liens which are recorded that expressly

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prohibit the Permitted  Use. The  undersigned  on behalf of Landlord  represents that the person executing and delivering this Lease on behalf of Landlord has been duly authorized to enter into this Lease and that the execution and delivery of this Lease does not and shall not violate any provision of any by-law, agreement, order, judgement, governmental regulation or any other obligation to which that party is subject.

45. MANAGING AGENT

    45.1 Landlord reserves the right at any time to delete all references in this Lease to "Managing Agent" or to change the person or entity acting as Managing Agent by giving notice of the exercise of such right to Tenant and to Managing Agent. Such notice shall become effective five (5) business days after sending as provided in Article 47, or such later time as may be stated in such notice.

    45.2 Managing Agent reserves the right at any time to delete all references in this Lease to "Managing Agent" by giving notice of the exercise of such right to Tenant and to Landlord. Such notice shall become effective five (5) business days after sending as provided in Article 47, or such later time as may be stated in such notice.

    45.3 Nothing contained in this Article nor any notices pursuant to this Article shall in any way modify or amend any other written agreement to which Landlord and Managing Agent are parties.

46. BROKER

    46.1 Tenant represents that no real estate broker other than the Brokers listed under Section 1.1(r) is responsible for bringing about, or negotiating, this Lease; and Tenant has not dealt with any other broker, agent, salesperson, leasing consultant, or similar person in connection with the Demised Premises.

    46.2 In accordance with the foregoing representation, Tenant agrees to defend, indemnify and hold harmless the Landlord, its affiliates and/or subsidiaries, partners and officers from any legal action, expense or liability (including attorney's fees) arising out of any claim for commission by any person other than the Brokers claiming or alleging to have acted on behalf of or to have dealt with Tenant.

    46.3 Landlord represents that no real estate broker other than the Brokers is responsible for bringing about, or negotiating, this Lease, and Landlord has not dealt with any other broker in connection with this Lease. Landlord shall pay the Brokers a commission if, as and when same is earned and due in connection with this Lease pursuant to the terms of a separate written agreement between Landlord and each of the two (2) Brokers. If (a) Landlord defaults under its separate written agreement with either or both Brokers regarding this Lease and either or both Brokers makes a claim for commission against Tenant or (b) Landlord has in fact dealt with a broker other than either or both Brokers in connection with this Lease, and a claim for commission is made against Tenant by such other broker with whom Landlord has dealt, then, in either case, Landlord shall defend, indemnify and hold harmless Tenant from any legal action, reasonable expense or liability (including reasonable attorneys' fees) arising out of any such claim.

47. NOTICES

    47.1 All notices, which may be or are required to be given by either party hereunder to the other, shall be in writing.

    47.2 All notices by Landlord to Tenant shall be deemed properly given only if sent by Landlord or its Managing Agent and mailed by registered or certified mail, return receipt requested, postage prepaid, or by reliable, independent courier, with guaranteed next-business-day delivery, addressed to Tenant at the address set forth in Article 1 prior to the Commencement Date, and at the Demised Premises subsequent to the Commencement Date, or to such other address as Tenant may from time to time designate by written notice to Landlord. A copy

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of all notices from Landlord to Tenant (except (i) routine correspondence,  (ii)
letters regarding the repair, maintenance, operation and/or management of the Demised Premises and/or Building and (iii) bills, invoices and statements) shall be sent to:

                                  Andrew B. Zezas
                                  Managing Director
                                  Insignia/ESG, Inc.
                                  Park 80 West
                                  Plaza One
                                  Saddle Brook, New Jersey 07663

    47.3 All notices by Tenant to Landlord shall be deemed properly given only if sent by registered or certified mail, return receipt requested, postage prepaid, or by reliable, independent courier with guaranteed next-business-day delivery, addressed to Landlord at the address set forth in Article 1 hereof, with a copy to:

                                  Marc Leonard Ripp, Esq.
                                  General Counsel
                                  Gale & Wentworth, LLC
                                  Park Avenue at Morris County
                                  200 Campus Drive, Suite 200
                                  Florham Park, New Jersey  07932-1007

                  with a copy to:

                                  Andrew B. Zezas
                                  Managing Director
                                  Insignia/ESG, Inc.
                                  Park 80 West
                                  Plaza One
                                  Saddle Brook, New Jersey 07663

                  and a copy to:

                                  Director of East Region
                                  State Teachers Retirement System of Ohio
                                  275 East Broad Street
                                  Columbus, Ohio 43215-3771

and, at the prior written request of Landlord or Managing Agent to such other persons and/or addresses as Landlord or its Managing Agent may from time to time designate by written notice to Tenant.

    47.4  INTENTIONALLY DELETED PRIOR TO EXECUTION

    47.5 Notwithstanding the other provisions of this Article, any written notice under this Lease may be personally served upon an officer or partner of Landlord or Tenant, in which case such notice shall be deemed given when delivered and receipted.

48. INTERPRETATION

    48.1 If any of the terms or provisions of this Lease, or the application thereof to any party or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to parties or circumstances other than to those as to whom or to which it is held invalid or unenforceable, shall not be affected thereby. If any time period stated herein shall be in contravention of any Law, such time period shall be modified to be that time period permitted by such Law which is nearest to the time period stated herein. Each term and provision of this Lease shall be interpreted so that it is valid and enforceable to the fullest extent permitted by Law, in order to reflect the agreement of the parties as expressed herein.

    48.2 The term "this Lease" shall include all the Exhibits and written amendments hereto or thereto. The terms "herein", "hereunder", "hereof", "herewith", and "hereto" shall refer to this Lease.

    48.3 Time is of the essence with respect to the observance and performance of every provision hereof to be observed and performed by Tenant.

    48.4 As a material inducement to Landlord to enter into this Lease, Tenant agrees that this Lease shall be governed by and construed in accordance with the Laws of and enforced only in the courts of New Jersey. Tenant hereby irrevocably submits itself to the jurisdiction of the courts of the State of New Jersey and to the jurisdiction of the United States District Court for the District of New Jersey for the purposes of any suit, action or other proceeding brought by Landlord arising out of or based upon this Lease. Tenant hereby waives and agrees not to assert as a defense or otherwise in any such suit, action or proceeding any claim: (a) that Tenant is not subject personally to the jurisdiction of the above-named courts; (b) that its property is exempt or immune from attachment or execution; (c) that the suit, action or proceeding is brought in an inconvenient forum; (d) that the venue of the suit, action or proceeding is improper; or (e), subject to the subject matter jurisdiction of such court, that this Lease may not be enforced in or by such court.

    48.5 Tenant acknowledges that this Lease represents a written memorial of the terms negotiated by Landlord and Tenant, and Landlord and Tenant agree that this Lease shall be given a fair and reasonable construction in accordance with the parties' intent as expressed herein, without regard to any presumption or other rule requiring construction against the party electing to cause this Lease to be drafted or prepared. Text deleted from a prior draft of this Lease shall not be admissible in an action or proceeding relating to the Lease for the purpose of altering or limiting the meaning or effect of the Lease.

    48.6 The Article titles or content organization of this Lease exist only as a matter of reference or convenience and in no way define, limit, extend or describe the scope of this Lease or the intent of any of the provisions hereof.

    48.7 Tenant acknowledges and agrees that it has had the assistance of counsel in the review, negotiation and execution of this Lease or has waived its opportunity to employ counsel for such purpose.

    48.8  INTENTIONALLY DELETED PRIOR TO EXECUTION

    48.9  INTENTIONALLY DELETED PRIOR TO EXECUTION

    48.10 INTENTIONALLY DELETED PRIOR TO EXECUTION

    48.11 In any and all cases where Landlord's consent or approval is required under this Lease, Tenant shall upon Landlord's demand reimburse Landlord, as additional rent, for all reasonable costs and expenses, including but not limited to, architectural, engineering and reasonable legal fees, which Landlord reasonably incurs in determining whether to grant its consent or approval.

    48.12 Tenant shall pay all reasonable legal fees and reasonable expenses incurred by Landlord (i) in enforcing the terms of the Lease, (ii) in commencing and prosecuting a suit for the recovery of the Demised Premises, damages or any amounts owed to Landlord, (iii) in commencing and prosecuting a declaratory action, (iv) in defending an action or counterclaim brought by Tenant and (v) in preparing for or appearing in an arbitration, mediation or other nonjudicial proceeding, provided Landlord is the prevailing party in any such proceeding.

49. NO OFFER, AGREEMENT OR REPRESENTATIONS

    49.1 No broker or agent nor any salesperson or employee of either has authority to make or agree to make a lease on behalf of the Landlord named herein or any other agreement or undertaking in connection herewith, including, but not limited to the modification, amendment of or cancellation of a lease.

    49.2 The mailing or delivery of this document or any draft of this document by Landlord or its agent to Tenant, its Agent or attorney shall not be deemed an offer by the Landlord to lease the Demised Premises on the terms set forth in such draft, and such document or draft may be withdrawn or modified by Landlord or its agent at any time and for any reason. The purpose of this Section is to place Tenant on notice that this document shall not be effective, nor shall Tenant have any rights with respect hereto, unless and until Landlord shall execute and accept this document.

    49.3 All prior undertakings and agreements between Landlord and Tenant are merged in this Lease and it completely expresses their agreement with respect to the subject matter hereof. This Lease has been entered into after full investigation, neither party relying upon any statement or assumption not completely set forth herein. No representations or promises shall be binding on the parties hereto except those representations and promises contained in a fully-executed copy of this document or in some future writing signed by Landlord and Tenant.

50. APPLICABILITY TO HEIRS AND ASSIGNS

    50.1 The provisions of this Lease shall apply to, bind and inure to the benefit of Landlord and Tenant, and their respective heirs, legal representatives, trustees, successors and assigns, subject to the constraints on alienation and limits on liability contained herein.

51. RENEWAL OPTION

    51.1 Subject to the provisions of Section 51.2 below, Tenant shall have the option to renew this Lease for the number of Renewal Terms set forth in Section 1.1(t) ("RENEWAL OPTIONS"). The first (1st) Renewal Term shall commence upon the expiration of the Initial Term. The second (2nd) Renewal Term shall commence upon the expiration of the first (1st) Renewal Term. Subject to the determination of Minimum Rent as set forth below, the terms, covenants and conditions during the Initial Term shall be projected and carried over into each subsequent renewal term ("RENEWAL TERM"), except as specifically set forth hereinafter to the contrary.

    51.2 Tenant's Renewal Options, as provided in Sections 1.1 and 51.1 above, shall be strictly conditioned upon and subject to the following, each of which shall be considered material hereto:

         (a) Tenant shall notify Landlord in writing ("TENANT'S RENEWAL NOTICE") of Tenant's exercise of its option to renew this Lease at least eighteen (18) months, but not more than twenty four (24) months, prior to the expiration of the then current Term;

         (b) At the time Landlord receives Tenant's Renewal Notice as provided in Section 51.2 (a) above, and at the expiration of the then current Term, Tenant shall not be in Default under the terms or provisions of this Lease, and the Tenant named in Section 1.1 hereof shall be in occupancy of at least three (3) contiguous full floors of the Demised Premises. The conditions contained in this Section 51.2(b) may be waived by Landlord at its sole discretion and may not be used by Tenant as a means to negate the effectiveness of Tenant's exercise of this option to renew;

         (c) Tenant shall have no further renewal option other than the options to extend for the Renewal Terms as set forth in Section 1.1(t);

         (d) All Renewal Options shall be deemed personal to the Tenant named on the first page of this Lease and to any assignee expressly permitted under
Section 16.18 hereof and may not be otherwise assigned or assumed;

         (e) Landlord shall have no obligation to do any work or perform any special services for any Renewal Term with respect to the Demised Premises or the remainder of the Real Estate, which Tenant agrees to accept in their then "as is" condition; and

         (f) At the request of either party, Landlord and Tenant shall promptly execute and return to the other party a written amendment to this Lease memorializing the commencement, Minimum Rent payable, and Expiration Date of the respective Renewal Term.

    51.3 (a) Landlord shall notify Tenant ("LANDLORD'S DETERMINATION NOTICE") of Landlord's reasonable determination of the Market Rent (as hereinafter defined) within thirty (30) days after Landlord's receipt of Tenant's Renewal Notice, time being of the essence. If Tenant disagrees with Landlord's determination of Market Rent, Tenant shall notify Landlord ("TENANT'S NOTICE OF DISAGREEMENT") within fifteen (15) days of receipt of Landlord's Determination Notice. Time shall be of the essence with respect to Tenant's Notice of Disagreement, and the failure of Tenant to give such notice specifically as provided below within the time period set forth above shall conclusively be deemed an acceptance by Tenant of the Market Rent as determined by Landlord and a waiver by Tenant of any right to dispute such Market Rent.

         (b) Tenant's Notice of Disagreement, shall contain either (1) a cancellation of Tenant's exercise of its Renewal Option (which cancellation shall operate as a cancellation of all subsequent Renewal Options) or (2) a request to submit the determination of Market Rent to arbitration as provided below.

         (c) Landlord and Tenant shall, within thirty (30) days of the date on which Tenant's Notice of Disagreement under Subsection 51.3(b)(2) is given, each appoint an Appraiser (hereinafter defined) for the purpose of determining the Market Rent. An "APPRAISER" shall mean a duly qualified impartial real estate appraiser having at least ten (10) years' experience in the area in which the Demised Premises are located. In the event that the two
(2) Appraisers so appointed fail to agree as to the Market Rent within a period of thirty (30) days after the appointment of the second Appraiser, such two (2) Appraisers shall forthwith appoint a third Appraiser within ten (10) days following their failure to agree who alone shall make a determination of Market Rent within thirty (30) days following such third Appraiser's appointment. If such two Appraisers fail to agree upon such third Appraiser within ten (10) days following their failure to agree, such third Appraiser shall be appointed by the presiding Judge of the Superior Court of the State of New Jersey for the County in which the Real Estate is located. Such two Appraisers or third Appraiser, as the case may be, shall proceed with all reasonable dispatch to determine the Market Rent, and in any event, the Market Rent shall be determined not later than one hundred forty five (145) days following the date on which Landlord receives Tenant's Renewal Notice. The decision of such two Appraisers or third Appraiser shall be final and shall be unappealable, absent any showing of fraud by such Appraiser(s); such decision shall be in writing and a copy shall be delivered simultaneously to Landlord and to Tenant.

         (d) If such two Appraisers or third Appraiser, as the case may be, shall fail to deliver a decision as set forth above prior to the commencement of the Renewal Term, Tenant shall pay to Landlord thereafter on the first day of each month until the decision of the Appraiser(s) is rendered "Estimated Minimum Rent", which shall be the average of (i) Minimum Rent payable under this Lease as of the last day of the term preceding the Renewal Term and
(ii) the rent set forth in Landlord's Determination Notice, plus any amounts payable by Tenant pursuant to Article 6, until such decision is so delivered. If the Minimum Rent for the Renewal Term is more than the Estimated Minimum Rent actually paid by Tenant to Landlord during such interim, then, Tenant, within ten (10) business days of demand by Landlord, shall pay to Landlord the difference between the Minimum Rent from the commencement of the Renewal Term and the Estimated Minimum Rent actually paid by Tenant to Landlord. If the Minimum Rent for the Renewal Term is less than the Estimated Minimum Rent actually paid by Tenant to Landlord during such interim, then, so long as Tenant has not breached the Lease, Landlord shall give Tenant a check for such excess within thirty (30) days after Landlord receives Tenant's written demand therefor.

         (e) Landlord and Tenant shall be responsible for and shall pay the fee of the Appraiser appointed by each of them respectively, and Landlord and Tenant shall share equally the fee of the third Appraiser, if any.

         (f) Promptly upon determination of the Market Rent for the respective Renewal Term, Tenant shall execute and deliver to Landlord or Managing Agent an amendment to this Lease prepared by Landlord setting forth the terms of the respective Renewal Term.

    51.4 (a) The Minimum  Rent during each Renewal Term shall  be the greater of
(1) Market Rent (as defined in clause (b) below) or (2) the Adjusted Minimum Rent as of the last day of the immediately-preceding term. If the Minimum Rent during a Renewal Term shall equal the Market Rent, then, in that case only, the

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
First Operating Year and First Tax Year for that Renewal Term shall be the calendar year in which that Renewal Term commences. If, on the other hand, the Minimum Rent during a Renewal Term shall equal the Adjusted Minimum Rent as of the last day of the immediately preceding term, then, in such case, the First Operating Year and First Tax Year shall be unchanged for the Renewal Term.

         (b) For purposes of this Article, "MARKET RENT" shall mean the projected fair market rent for office space containing the Rentable Size of the Demised Premises (during the respective Renewal Term), as of the commencement date of the applicable Renewal Term, based upon the rents generally in effect for first class office space in the Northern Somerset County, New Jersey area, but taking into account the "as is" physical condition of the Demised Premises. Market Rent shall be determined on what is commonly known as a "gross plus tenant electric" basis; that is, in computing Market Rent, it shall be assumed that all real estate taxes and operating expenditures for customary services (other than tenant electric) are included in such Market Rent and are not passed through to the Tenant as separate additional charges.

         (c) The Minimum Rent for each Renewal Term shall be increased from time to time thereafter as provided in this Lease, including as provided in Article 6 hereof.

Tenant waives any claims or action against Landlord or its successor in title in the event that the renewal provided for in this Lease is made impossible because of the taking of the Demised Premises in whole or in part for public use by condemnation. Tenant further agrees to waive any demand or claim for any award or allowance or any part thereof granted to Landlord as compensation for such condemnation, subject to the last sentence of Section 33.4 hereof.

52. CAFETERIA SPACE

    52.1 Tenant shall use and occupy the entire Cafeteria Space as a first-class cafeteria serving solely to the Demised Premises' tenants and their assignees, subtenants, employees, invitees, guests, licensees and agents only hot and cold foods and non-alcoholic beverages for breakfast, snacks, lunch, dinner and catering within the Demised Premises ("PERMITTED FOODS"). Tenant shall dispense the Permitted Foods using only the facilities and equipment contained within the Cafeteria Space as of the date hereof ("FACILITIES AND EQUIPMENT"). Tenant acknowledges that the Facilities and Equipment are clean and in good working condition as of the date hereof. Tenant, at its expense, shall at all times keep the Facilities and Equipment clean and in good working condition. Tenant shall at all times operate the Cafeteria Space in a reputable manner.

    52.2 Tenant acknowledges that the Building in which the Cafeteria Space is located is a first-class office building. Tenant agrees that at all times the appearance of the Cafeteria Space and the number, location, nature and subject matter of all displays exhibits, signs, lettering and announcements placed or installed in the Cafeteria Space shall be subject to Landlord's approval and if at any time any of the same be reasonably disapproved by Landlord, Tenant shall eliminate the grounds for such disapproval in such manner and within such reasonable time as may be specified by Landlord. Tenant hereby accepts the Cafeteria Space in an "as-is" physical condition, without any warranty, credit, agreement or allowance from Landlord with respect to the condition or improvement thereof. Except in accordance with Article 13 hereof, Tenant shall not make or permit any alterations, improvements or modifications in or to the Cafeteria Space and/or the Facilities and Equipment. Tenant shall be solely responsible to arrange for the delivery of and to pay for all services and utilities in connection with the Cafeteria Space, such as, but not limited to, gas, water, electricity, utility, mechanical, cleaning, plumbing and security.

    52.3 Tenant, at its sole cost and expense, shall service and maintain the Cafeteria Space and the Facilities and Equipment in such manner as to insure that at all times they are attractive, sanitary, in good working order and condition. Tenant shall (i) clean the food preparation areas of the Cafeteria Space, (ii) make the service and eating areas of the Cafeteria Space available for sweeping and vacuuming by the Landlord, (iii) bag all trash for nightly removal by Landlord and (iv) keep the Cafeteria Space neat, attractive and sanitary. Tenant shall not allow any noxious or objectionable odors, fumes or noises to emanate or escape from the Cafeteria Space. Tenant shall prevent damage to the Building resulting from the conduct of Tenant's operation. Tenant shall exercise reasonable efforts to prohibit the consumption of food or drink in the common areas of the Building (other than in those areas in which Landlord expressly permits the consumption of food and drink) and shall be responsible for cleaning spillages of food and beverage by its employees or patrons. All damage and stains resulting from the conduct of Tenant's operation shall be promptly repaired and/or cleaned by Tenant at its sole cost and expense. Tenant will, promptly after reasonable demand by Landlord and as often as each such reasonable demand shall occur, forthwith discontinue selling, or offering for sale, or permitting to be sold, or otherwise dealing in any product, article or merchandise to which Landlord shall or may reasonably object.

    52.4 If any acts or omissions of Tenant or its customers cause all or any part of the Building to be infested by rodents, roaches, vermin, insects or other pests, then, Tenant shall, at Tenant's sole cost and expense and to the reasonable satisfaction of Landlord, cause the Building to be exterminated against infestation by rodents, roaches, vermin, insects and other pests at regular intervals and whenever there shall be evidence of any infestation. Tenant shall employ such exterminators as shall be approved by Landlord, which approval shall not be unreasonably withheld. In addition, Tenant shall, at its sole cost and expense, cause all waste, refuse, rubbish and garbage to be placed in sealed containers and removed, at no less then daily intervals, from the Building to common refuse bins maintained by Landlord. In no event shall any waste, refuse, rubbish and garbage be kept overnight within the Building.

53. CONSTRUCTION CREDIT

    53.1 Subject to the terms of this Article, if Landlord receives from Tenant, on or before December 1, 2004 (time being of the essence), detailed, complete and final drawings and specifications, that Landlord has first approved in writing, which approval shall not be unusually withheld, delayed or conditioned, on or before December 1, 2004 (time being of the essence), for certain renovation work in the Demised Premises ("RENOVATION WORK"), then, Landlord shall issue a check payable to the Approved Contractor (hereinafter defined) for an amount ("APPROVED CONTRACTOR PAYMENT") not to exceed the lower of (a) $749,184.00 (which amount represents the product of $6.50 and 115,259) or
(b) the actual documented cost charged by the Approved Contractor for the Renovation Work, which may include the Landlord's two percent (2%) supervisory fee, if any. Subject to the terms of this Article 53, the Renovation Work may be performed in multiple stages, and the payment therefore, including the relevant portion of the two percent (2%) oversight fee, shall be paid at the completion of each stage. The Renovation Work may include, but shall not be limited to, carpeting, painting, cosmetic alterations, non-structural alterations, electrical wiring and cabling for voice and/or data transmission, but may not include the purchase, delivery, assembly and/or set up of furniture, fixtures and/or equipment. The "APPROVED CONTRACTOR" shall mean a reputable, bonded, licensed, properly insured and first-class general contractor hired by Tenant in writing to perform construction work in the Demised Premises who has first been approved in writing by Landlord which approval shall not be unusually withheld, delayed or conditioned.

    53.2 Before hiring a contractor to perform the Renovation Work, Tenant shall obtain a bid on the Renovation Work from one or more Approved Contractors. Tenant may, but shall not be obligated to, obtain more than one bid. Before letting the contract for the Renovation Work, Tenant shall notify Landlord of the identity of the contractor selected by Tenant, and the agreed price or bid for the Renovation Work and shall deliver to Landlord a complete and accurate copy of the proposed contract with the contractor selected by Tenant, including all schedules, attachments, addenda, plans and specifications (the "Contract"). Within ten (10) business days following receipt of Tenant's notice, Landlord shall have the right to substitute Landlord's preferred contractor (the "Preferred Contractor") which may be Gale & Wentworth Construction Services, LLC, for the contractor selected by Tenant, and Tenant shall contract with the Preferred Contractor to perform the Renovation Work provided, however, such Preferred Contractor must agree to perform the Renovation Work on the same terms and conditions as the contractor selected by Tenant, including without limitation, price, quality and quantity of materials and workmanship, commencement date, completion date and delay penalties, if any. Notwithstanding the aforesaid, if Tenant reasonably estimates the Renovation Work to be less than $7,500.00 ("MINOR RENOVATION Work"), Tenant shall have the right to hire a qualified contractor to perform the Minor Renovation Work without submitting the same to the above-stated bid process; provided, however, that Tenant shall first receive the Landlord's prior written approval of such contractor; and PROVIDED, FURTHER, that all such Minor Renovation Work shall consist of only one (1) trade and one (1) Contractor per each discrete project. For example, if Tenant desires to perform renovation that requires painting and drywall work, then, notwithstanding the total cost estimate being less than $7,500.00, this work shall constitute a multi-trade renovation and thereby not be considered Minor Renovation Work for purposes of this Section.

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
    53.3 Tenant agrees that (1) Landlord shall in no way be responsible for the quality or completeness of the Renovation Work and (2) the Renovation Work shall be performed in strict compliance with and subject to all applicable provisions of the Lease, including, but not limited to, Article 13 of the Lease. Tenant expressly agrees that Landlord may deduct and retain from the Approved Contractor Payment (i) Landlord's estimate of any expenses Landlord may incur to repair any damage to the Building caused by Tenant's acts or omissions or those of the Approved Contractor and (ii) a fee of $11,525.90 for any supervisory, administrative and/or coordination services that Landlord may (but shall not be obligated to) perform in connection with the Renovation Work. Said fee of $11,525.90 represents two percent (2%) of $576,295.00. If applicable, or at the request of Landlord, Tenant shall obtain at its expense and deliver to Landlord on or before December 31, 2004 (time being of the essence) all of the following documents (in form reasonably satisfactory to Landlord):

                 v.   final,  unconditional  lien   waiver  from   the  Approved
                      Contractor in connection with the Renovation Work;

                 w. a statement from Tenant's architect certifying that the Renovation Work has been completed;

                 x.   a final certificate of occupancy for the Demised Premises;

                 y.   an "as built" plan for the Renovation Work; and

                 z. a bonafide invoice from the Approved Contractor to the Tenant covering only the Renovation Work.

So long as there is no uncured Event of Default, then, within sixty (60) days after Landlord has received from Tenant all of the foregoing documents recited in subsections v.-z. above (in form reasonably satisfactory to Landlord), Landlord shall give Tenant a check payable to the Approved Contractor for the Approved Contractor Payment, less any permitted deductions thereof.

54. INTENTIONALLY OMITTED

55. ALTERNATIVE ELECTRICITY SERVICE PROVIDER

    55.1 In the event that Tenant wishes to utilize services of an alternative electricity service provider ("ASP") rather than the public utility that is servicing the Building as of the Date of Lease, no such ASP shall be permitted to provide service to Tenant or to install its lines or other equipment within the Building without Tenant first obtaining the prior written consent of Landlord, which shall not be unreasonably withheld, delayed or conditioned.

    55.2 Unless all of the following conditions are satisfied to Landlord's satisfaction in a written agreement between the ASP and Tenant or by any other means acceptable to Landlord, it shall be reasonable for Landlord to refuse its consent:
                  (i) Landlord shall incur no expense whatsoever with respect to any aspect of ASP's provision of its services, including without limitation, the cost of installation, service and materials;

                  (ii) prior to commencement of any work in or about the Demised Premises and/or Building, by ASP, ASP shall supply Landlord with written verification that, in Landlord's reasonable judgment, ASP is (a) properly insured and (b) financially capable of covering any uninsured damage;

                  (iii) prior to the commencement of any work in or about the Building by ASP, ASP shall agree in writing to abide by such rules and regulations, job site rules and such other requirements reasonably determined by Landlord necessary to protect the interest of the Building and the security and safety of its tenants, occupants, visitors, invitees and licensees;

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
                  (iv) Landlord reasonably determines that there is sufficient space in the Building for the placement of all of ASP's equipment and materials, including without limitation, in the electricity risers;

                  (v) ASP is, in Landlord's reasonable judgment, licensed and reputable, as shown in documents acceptable to Landlord;

                  (vi) ASP agrees, in a license agreement signed by Landlord and ASP, to compensate Landlord the amount reasonably determined by Landlord for (a) space used in the Building for the storage and maintenance of ASP's equipment ("ASP'S SPACE"); and (b) all costs that may be incurred by Landlord in arranging for access by ASP's personnel, security for ASP's equipment and any other such costs as Landlord may incur;

                  (vii) ASP agrees that Landlord shall have the right to supervise ASP's performance of any work on or about the Building, including, without limitation, any installations or repairs; and

                  (viii) ASP agrees that Landlord shall have the right to enter ASP's Space at any time in the event of an emergency and at all reasonable times and upon reasonable oral or written notification for the purpose of (A) inspecting same; (B) making repairs to ASP's Space and performing work therein as may be necessary, in Landlord's reasonable judgment; or (C) exhibiting ASP's Space for purposes of sale, lease, ground lease or financing.

    55.3 Landlord's consent under this Article shall not be deemed any kind of warranty or representation by Landlord, including without limitation, as to the suitability or competence of ASP. Tenant acknowledges and agrees that all electricity services desired by Tenant shall be ordered and utilized at the sole expense of Tenant. Tenant agrees that to the extent service by ASP is interrupted, curtailed or discontinued for whatever reason, Landlord shall have no obligation or liability with respect thereto. Tenant shall indemnify and hold harmless Landlord for all losses, claims, demands, expenses and judgments against Landlord caused by or arising out of, either directly or indirectly, any acts or omissions by ASP. Notwithstanding any provision herein to the contrary, the refusal of Landlord to consent to any prospective ASP shall not be deemed a default or breach by Landlord of its obligations under this Lease unless and until Landlord is adjudicated in a final and unappealable court decision to have acted recklessly or maliciously with respect to Landlord's refusal. Notwithstanding Tenant's rights hereunder, Landlord shall have the right at any time and from time to time during the Lease Term to require Tenant to contract for electricity service with a different ASP or ASPs ("Landlord's ASP"), provided Tenant's use of Landlord's ASP shall lower Tenant's electricity costs (after taking into account any reasonable, necessary, documented and out-of-pocket costs actually incurred by Tenant in contracting for electricity with Landlord's'ASP).

56. REASONABLE CONSENT OF LANDLORD

    56.1 With regard only to those acts of Tenant for which the lease specifically requires the prior written consent of Landlord, Landlord agrees that, unless provided to the contrary in the applicable Lease provision, such consent shall not be unreasonably withheld, delayed or conditioned. Tenant agrees that Landlord shall not be liable in damages or subject to liability of any other kind or nature whatever by reason of Landlord's failure or refusal to grant its consent, approval or permission to any proposed matter in connection with this Lease, the sole and exclusive recourse of Tenant being a declaratory judgment on the question of Landlord's reasonableness.

57. MEMORANDUM OF LEASE

    57.1 Tenant shall not record this Lease, but may record, at its sole cost and expense, a memorandum of Lease (i) whose form and content have first been approved in writing by Landlord and (ii) that only identifies (1) the parties,
(2) Demised Premises, (3) Commencement Date and (4) Expiration Date.

    57.2 Within ten (10) days after the Lease expires or terminates, Tenant shall remove of record any memorandum of Lease that Tenant may have filed. If any breach by Tenant of this Lease exists, Landlord shall automatically be deemed to have been appointed by Tenant as Tenant's duly authorized agent and attorney-in-fact to execute such documents in the name of Tenant and undertake such measures on behalf of Tenant as Landlord may reasonably require, at Tenant's expense, to remove of record the Lease or any memorandum thereof. The foregoing appointment shall be a special power of attorney coupled with an interest and shall be irrevocable.

58. EXCULPATION

    58.1 This Lease is executed by certain employees of The State Teachers Retirement System of Ohio, not individually, but solely on behalf of Landlord, the authorized nominee and agent for The State Teachers Retirement Board of Ohio ("STRBO"). In consideration for entering into this Lease, Tenant hereby waives any rights to bring a cause of action against the individuals executing this Lease on behalf of Landlord (except for any cause of action based upon lack of authority or fraud), and all persons dealing with Landlord must look solely to Landlord's assets for the enforcement of any claim against Landlord, and the obligations hereunder are not binding upon, nor shall resort be had to the private property of any of, the trustees, officers, directors, employees or agents of STRBO.

                            [Signature page follows]

    IN WITNESS WHEREOF, the parties hereto have entered into this Lease as of the day first set forth above.

         WITNESSED BY:                  LANDLORD:
                                        OTR, an Ohio general partnership,


         /S/  CINDY MANNING                   By: /S/ STEPHEN A. MITCHELL
         ----------------------               ---------------------------

         Name:Cindy Manning                   Name: Stephen A. Mitchell
              -----------------               --------------------------
               (please print)                       (please print)

                                        Title:  General Partner
                                              --------------------------
                                                    (please print)


                                        MANAGING AGENT:
         ATTESTED BY:                   PW/MS MANAGEMENT CO., INC.



         /S/ MARC LEONARD RIPP             By: /S/ ROBERT R. MARTIE
         -----------------------           -----------------------------
         Marc Leonard Ripp, Esq.           Robert R. Martie
         Corporate Secretary               Senior Vice President


         APPLY CORPORATE SEAL HERE



         ATTESTED BY:                   TENANT:
                                        EVEREST REINSURANCE COMPANY


         /S/ JAMES H. FOSTER               By: /S/ THOMAS J. GALLAGHER
         -----------------------           -----------------------------

         Name: James H. Foster             Name: Thomas J. Gallagher
              ------------------                ------------------------
                (please print)                   (please print)

         Title: Senior Vice President      Title: President
                                                 -----------------------
                                                 (please print)